EXHIBIT 99.1

               Computational Materials filed on August 15, 2005.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------

[Logo Omitted] 2,351,999,000 (approximate) of Offered Certificates
Goldman              IndyMac Mortgage Loan Trust 2005-AR18
Sachs                     IndyMac MBS, Inc. Depositor
             Mortgage Pass-Through Certificates, Series 2005-AR18


Description of the Offered Certificates


------------------------------------------------------------------------------------------------------------------------------------
                                                               Initial   Estimated   Principal    Estimated    Principal
                   Approximate      Ratings        Credit       Pass-    Avg. Life    Payment     Avg. Life     Payment      Pricing
Certificates Group Certificate   (Moody's/S&P)  Enhancement    Through     (yrs)       Window      (yrs)         Window       Speed
                   Balance($)(1)                Percentage(2)   Rate(3)  (Call)(4)   (Call)(4)  (Maturity)(5) (Maturity)(5)
------------------------------------------------------------------------------------------------------------------------------------
   1A1(6)     1     619,586,000     Aaa/AAA        44.92%      1ML+[ ]     4.00     10/05-11/15      4.35     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
   1A2(6)     1     258,161,000     Aaa/AAA        21.97%      1ML+[ ]     4.00     10/05-11/15      4.35     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
    1A3       1     154,897,000     Aaa/AAA        8.20%       1ML+[ ]     4.00     10/05-11/15      4.35     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
   2A1(6)     2     702,333,000     Aaa/AAA        44.92%      1ML+[ ]     3.98     10/05-11/15      4.32     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
   2A2(6)     2     292,639,000     Aaa/AAA        21.97%      1ML+[ ]     3.98     10/05-11/15      4.32     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
    2A3       2     175,583,000     Aaa/AAA        8.20%       1ML+[ ]     3.98     10/05-11/15      4.32     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B1      1&2     64,800,000     Aa2/AA         5.50%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B2      1&2     32,400,000      A1/A+         4.15%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B3      1&2     13,200,000      A2/A          3.60%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B4      1&2     13,200,000      A3/A-         3.05%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B5      1&2     10,800,000    Baa1/BBB+       2.60%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B6      1&2      7,200,000    Baa2/BBB        2.30%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
     B7      1&2      7,200,000    Baa3/BBB-       2.00%       1ML+[ ]     6.93     10/05-11/15      7.69     10/05-08/35    20 CPR
------------------------------------------------------------------------------------------------------------------------------------
   1X(7)      1   1,032,644,000     Aaa/AAA         N/A          [ ]        N/A         N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
   2X(7)      2   1,170,555,000     Aaa/AAA         N/A          [ ]        N/A         N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
   BX(8)     1&2    196,800,900     Aa2/AAA         N/A          [ ]        N/A         N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate Balances are projected scheduled balances of the Mortgage Loans as of September 1, 2005, and subject to a +/- 10% variance. The Class 1X, Class 2X, and Class BX Certificate Balances are notional balances.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3) The Pass-Through Rates for the Class 1A1, 1A2 and 1A3 Certificates will be floating rates equal to the lesser of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 1 mortgage loans for that Distribution Date adjusted for the related interest accrual period (the "Group 1 Net WAC Cap"), (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date, double), and (iii) 10.50%. The Pass-Through Rates for the Class 2A1, 2A2, and 2A3 Certificates will be floating rates equal to the lesser of (i) the Weighted Average Adjusted Net Mortgage Rate of the Group 2 mortgage loans for that Distribution Date adjusted for the related interest accrual period (the "Group 2 Net WAC Cap"), (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date double), and (iii) 10.50%. The Pass-Through Rate for the Class B1, B2, B3, B4, B5, B6 and B7 Certificates will be a floating rate equal to the lesser (i) the weighted average of the Weighted Average Adjusted Net Mortgage Rate of the Group 1 and Group 2 mortgage loans, weighted on the basis of the subordinated portion of the Group 1 and Group 2 mortgage loans respectively, as adjusted for the related interest accrual period and
         (ii) One-Month LIBOR plus the applicable margin (which margins after the first possible optional call date increase by a factor of one and a half).

(4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean up call.

(5) Average Life and Payment Windows are calculated based upon the relevant pricing speed to maturity.

(6) The Class 1A1, 1A2, Class 2A1 and Class 2A2 Certificates will each be a "Super Senior Class" and will be entitled to additional credit support. The Class 1A1 and Class 1A2 Certificates will receive additional credit support from the Class 1A3 Certificates (a "Super Senior Support Class"). The Class 1A1 Certificates will also receive additional credit support from the Class 1A2 Certificates (a "Super Senior Support Class") after the class certificate balance of the Class 1A3 Certificates is reduced to zero. The Class 2A1 and Class 2A2 Certificates will receive additional credit support from the Class 2A3 Certificates (a "Super Senior Support Class") and the Class 2A1 Certificates will also receive additional credit support from the Class 2A2 Certificates (a "Super Senior Support Class") after the class certificate balance of the Class 2A3 Certificates is reduced to zero. Principal losses on the related underlying loans will not be allocated to the applicable Super Senior Class, but instead will be allocated to the applicable super senior support class.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------




(7) The Class 1X Certificates will consist of one interest only component and one principal only component each related to the Group 1 Mortgage Loans. The Class 1X IO Component will have a notional balance equal to the Group 1 Senior LIBOR Certificates and the Class 2X IO Component will have a notional balance equal to the Group 2 Senior LIBOR Certificates. The pass-through rate for the Class 1X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the Group 1 Net WAC Cap over (y) the product of (a) the weighted average of the pass-through rates of the Group 1 Senior LIBOR Certificates (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 1 Senior LIBOR Certificates, divided by the sum of the principal balance of the Group 1 Senior LIBOR Certificates and the Class 1X PO Component. The Class 2X Certificates will consist of one interest only component and one principal only component each related to the Group 2 Mortgage Loans. The pass-through rate for the Class 2X IO Component for the interest accrual period related to each distribution date will be a per annum rate equal to the excess, if any, of (x) the Group 2 Net WAC Cap over (y) the product of (a) the weighted average of the pass-through rates of the Group 2 Senior LIBOR Certificates (as adjusted to reflect the accrual of interest on the basis of a 360-day year consisting of twelve 30-day months) for that interest accrual period and (b) the principal balance of the Group 2 Senior LIBOR Certificates, divided by the sum of the principal balance of the Group 2 Senior LIBOR Certificates and the Class 2X PO Component. All amounts in respect of interest payable to the Class 1X and Class 2X Certificates on any Distribution Date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the related Senior LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class 1X or Class 2X Certificates.

(8) The Class BX Certificates will consist of one interest only component and one principal only component related to the Group 1 and Group 2 Mortgage Loans. The Class BX IO Component will have a notional balance equal to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9 and Class B10 Certificates (the "Subordinate LIBOR Certificates"). The pass-through rate for the Class BX IO Component for the interest accrual period related to each Distribution Date will be a per annum rate equal to the excess, if any, of (x) the Subordinate Weighted Average Rate over (y) the product of (a) the weighted average of the pass-through rates of the Subordinated LIBOR Certificates adjusted for the related interest accrual period and (b) the principal balance of the Subordinate Certificates, divided by the sum of the principal balance of the Subordinate Certificates and the Class BX PO Component. The Subordinate Weighted Average Rate will be the weighted average of the Net WAC Caps of the mortgage loans weighted on the basis of the related Group Subordinate Amount. The Group Subordinate Amount as to any distribution date and loan group (i) will be equal to the excess of the aggregate scheduled principal balance of the mortgage loans in that loan group for the preceding Distribution Date over the aggregate class principal balance of the related Senior Certificates after giving effect to distributions on that preceding Distribution Date. All amounts in respect of interest payable to the Class BX Certificates on any Distribution Date will be first deposited in the Carryover Shortfall Reserve Fund to pay any carryover shortfall amount to the Subordinate LIBOR Certificates on the related Distribution Date, and then any remaining amounts will be distributed to the Class BX Certificates.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------



Collateral Description(1)
---------------------------------------------------------------------------------------------------------------------
                                                                            Group 2 Conforming
Group                                                       Group 1         and Non-Conforming
                                                        Conforming Loans           Loans                Total
---------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                                  $787,639,020           $892,800,239      $1,680,439,259
---------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                             $232,205               $502,137            $325,037
---------------------------------------------------------------------------------------------------------------------
Number of Loans                                                     3,392                  1,778               5,170
---------------------------------------------------------------------------------------------------------------------
Weighted Average Months to Roll                                         1                      1                   1
---------------------------------------------------------------------------------------------------------------------
Weighted Average Term to Maturity                                     359                    359                 359
---------------------------------------------------------------------------------------------------------------------
Gross WAC                                                          5.896%                 5.714%              5.799%
---------------------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate before Reset                         0.377%                 0.377%              0.377%
---------------------------------------------------------------------------------------------------------------------
Net WAC                                                            5.519%                 5.337%              5.422%
---------------------------------------------------------------------------------------------------------------------
Minimum Coupon                                                     1.000%                 2.000%              1.000%
---------------------------------------------------------------------------------------------------------------------
Maximum Coupon                                                     6.915%                 6.890%              6.915%
---------------------------------------------------------------------------------------------------------------------
Weighted Average Maximum Interest Rate                             9.950%                 9.951%              9.951%
---------------------------------------------------------------------------------------------------------------------
Gross Margin                                                       3.032%                 2.852%              2.936%
---------------------------------------------------------------------------------------------------------------------
Net Margin                                                         2.655%                 2.475%              2.559%
---------------------------------------------------------------------------------------------------------------------
MTA Indexed Percent                                                  100%                   100%                100%
---------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Percent                                            86%                    77%                 82%
---------------------------------------------------------------------------------------------------------------------
Weighted Average FICO                                                 708                    709                 708
---------------------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                            62%                    57%                 59%
---------------------------------------------------------------------------------------------------------------------
California Percent                                                    37%                    70%                 55%
---------------------------------------------------------------------------------------------------------------------
Primary Residence Percent                                             92%                    96%                 94%
---------------------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                                         80%                    89%                 85%
---------------------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                                    0.465%                 0.549%              0.479%
---------------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                                  $526,500             $2,204,733          $2,204,733
---------------------------------------------------------------------------------------------------------------------
Weighted Average Current Loan-to-Value Ratio                          72%                    73%                 73%
---------------------------------------------------------------------------------------------------------------------
Latest Maturity Date                                             9/1/2035               9/1/2035            9/1/2035
---------------------------------------------------------------------------------------------------------------------






_____________________________
(1) Using August 1, 2005 scheduled mortgage loan balances. The aggregate principal balances shown represent approximately 70% of the anticipated final scheduled balances.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                 September 1, 2005
Settlement Date:              September 7, 2005
Distribution Date:            25th of each month or the next business day
First Distribution Date:      October 25, 2005

Features of the Transaction

X Offering consists of certificates totaling approximately $2,351,999,000 of which $2,203,199,000 will be rated Aaa/AAA by Moody's and S&P.

X The expected amount of credit support for the Class 1A1 and Class 2A1 Super Senior Certificates will be approximately 44.92% (+/- 0.50%), for the Class 1A2 and 2A2 Super Senior Certificates will be approximately 21.97% (+/- 0.50%), and for the Class 1A3 and Class 2A3 Super Senior Support Certificates will be approximately 8.20% (+/- 0.50%).

X All collateral consists of 1-Year MTA negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by IndyMac Bank, F.S.B.

X On the Closing Date, the Trustee will enter into two "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of (i) the Class 1A1, Class 1A2 and Class 1A3 Certificates and
      (ii) the Class 2A1, Class 2A2 and Class 2A3 Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of
      (i) the notional balance as set forth for such Distribution Date and
      (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreements will terminate after the Distribution Date in [ ]. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1A1, Class 1A2 and Class 1A3 Certificates or the Class 2A1, Class 2A2, and Class 2A3 Certificates as applicable, provided that payments will be allocated pro rata based on class principal balance, as applicable.

Structure of the Certificates

Credit Enhancement

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to net principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class B7 Certificates (the "Senior Subordinate Certificates") and the Class B8, Class B9, and Class B10 Certificates (the "Junior Subordinate Certificates", and together with the Senior Subordinate Certificates and the Class BX, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 1A2, the Class 1A3, the Class 2A1, the Class 2A2, and the Class 2A3 Certificates (collectively with the Class 1X and the Class 2X, the "Senior Certificates"). The Class 1A1, Class 1A2 and Class 1A3 Certificates are the "Group 1 Senior LIBOR Certificates." The Class 2A1, Class 2A2 and Class 2A3 Certificates are the "Group 2 Senior LIBOR Certificates." The Group 1 Senior LIBOR Certificates and the Group 2 Senior LIBOR Certificates are collectively the "Senior LIBOR Certificates." Together with the Subordinate LIBOR Certificates, the Senior LIBOR Certificates are the "LIBOR Certificates." Furthermore, the Class 1A1, Class 1A2, Class 1A3, Class 2A1, and Class 2A2 Certificates will each be a Super Senior Class, and will be entitled to additional credit support as described in the "Allocation of Realized Losses" Section. Principal losses on the related underlying loans otherwise allocable to a Super Senior Class instead will be first allocated to the related Super Senior Support classes. The senior certificates will receive distributions of interest and principal before the subordinate certificates receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, and the delinquencies and losses on the mortgage loans do not exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in September 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

Any discussion of U.S. Federal Tax issues set forth in this Term Sheet was written to support the promotion and marketing of the Offered Certificates. Such discussion was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding an U.S. federal tax penalties that may be imposed on such person. Each holder should seek advice based on its particular circumstances from an independent tax advisor.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------


    -------------------------------------------------------------

               Distribution Date              Percentage
    -------------------------------------------------------------
         October 2005 - September 2015            0%
         October 2015 - September 2016           30%
         October 2016 - September 2017           40%
         October 2017 - September 2018           60%
         October 2018 - September 2019           80%
            October 2019 and after               100%
    -------------------------------------------------------------

If before the Distribution Date in October 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in October 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Certificate Balances of the Subordinate Certificates in reverse order of seniority, in each case until the Class Certificate Balance of each such class has been reduced to zero. If the Class Certificate Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Certificate Balances, in each case until the Class Certificate Balance of such class of certificates has been reduced to zero.

Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1 and Class 1A2 Certificates will be allocated to the Class 1A3 Certificates to reduce the Class Certificate Balance of such class until the Class Certificate Balance of such class has been reduced to zero, and thereafter losses otherwise allocable to the Class 1A1 will be allocated to the Class 1A2 Certificates until such class has been reduced to zero. Realized losses on the Mortgage Loans otherwise allocable to the Class 2A1 and Class 2A2 Certificates will be allocated to the Class 2A3 Certificates to reduce the Class Certificate Balance of such class until the Class Certificate Balance of such class has been reduced to zero, and thereafter losses otherwise allocable to the Class 2A1 will be allocated to the Class 2A2 Certificates until such class has been reduced to zero.

Priority of Distributions

      1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class 1X and Class 2X Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.
      2. Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal. In the case of group 1, principal will be paid to the Class 1A1, Class 1A2 and Class 1A3 Certificates pro-rata until their principal balances are reduced to zero. In the case of group 2, principal will be paid to the Class 2A1, 2A2 and 2A3 Certificates pro-rata, until their principal balances are reduced to zero.
      3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class B1, Class B2, Class B3, etc., provided however, that any distribution of interest to which the Class BX Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

From amounts on deposit in the Carryover Shortfall Reserve Fund:

      1. Interest to the Class 1A1, Class 1A2, Class 1A3, Class 2A1, Class 2A2, and Class 2A3 Certificates from amounts received from the Class 1X or Class 2X Certificates (as applicable), pro-rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
      2. Interest to the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9 and Class B10 Certificates from amounts received from the Class BX Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
      3. To the Class 1X, 2X, and BX Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------

In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups to compensate for under collateralization due to disproportionate realized losses in a loan group.


Negative Amortization
Since the mortgage loans are subject to negative amortization, the Class 1A1, Class 1A2, Class 1A3, Class 2A1, Class 2A2, Class 2A3 Certificates, the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each loan group will be offset by principal prepayments on such related loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii) interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificate. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------


Key Terms


Issuer:                  IndyMac INDX Mortgage Loan Trust 2005-AR18

Seller:                  IndyMac Bank, F.S.B.

Depositor:               IndyMac MBS, Inc.

Master Servicer:         IndyMac Bank, F.S.B.

Trustee:                 Deutsche Bank National Trust Company

Rating Agencies:         Moody's Investors Service and Standard & Poor's.

Type of Issuance:        Public for all the Offered Certificates.

Servicer Advancing:      The Master Servicer is obligated to advance delinquent
                         mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:   On each distribution date, the Master Servicer is
                         required to cover certain interest shortfalls as a result of certain prepayments, by reducing its servicing compensation, as more fully described in the prospectus supplement. The reduction in the Master Servicer's servicing compensation for any Distribution Date will be limited to an amount equal to the product of:

                                  o 0.125% multiplied by
                                  o one-twelfth multiplied by
                                  o the Pool Balance as of the first day of
                                    the prior month.

Interest Accrual:        The interest accrual period with respect to Senior
                         Certificates and Subordinate Certificates other than the Class 1X, Class 2X, and Class BX Certificates will be the period commencing on the Distribution
                         Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on the day preceding that Distribution Date (on an Actual/360 basis). The interest accrual period for the Class 1X, Class 2X, and Class BX Certificates will be the calendar month preceding the month of the Distribution Date (on a 30/360 basis).






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------


Collateral Description:  As of SEPTEMBER 1, 2005, the aggregate principal balance of the mortgage loans described herein is expected to be approximately $2.4 billion. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA") index. After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                         For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast, without regard to the limitation in clause (i) above, in order to amortize fully the then unpaid mortgage loan principal balance over the remaining term to maturity, and (iii) if the unpaid mortgage loan principal balance exceeds 110% or 115% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast, without regard to the limitation in clause (i), in order to amortize fully the then unpaid principal balance over the remaining term to maturity.

                         Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Group 1 Mortgage Loans:  The Group 1 Mortgage Loans consist of 100% first lien,
                         Conventional Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 94% of the loans have a negative amortization limit of 110% of the original loan principal balance, and 6% of the loans have a negative amortization limit of 115% of the original principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.950% on a weighted average basis.

Group 2 Mortgage Loans:  The Group 2 Mortgage Loans consist of 100% first lien,
                         Conforming and non-Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization. 92% of the loans have a negative amortization limit of 110% of the original loan principal balance, and 8% of the loans have a negative amortization limit of 115% of the original principal balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which is 9.951% on a weighted average basis.

Expense Rate:            The "Expense Rate" is comprised of primary servicing
                         fees and a trustee fee. The weighted average Expense
                         Rate before the reset date will be equal to approximately 0.377%.

Expected Subordination:  44.92% (+/- 0.50%) for the Class 1A1 and Class 2A1
                         Certificates, 21.97% (+/- 0.50%) for the Class 1A2 and Class 2A2 Certificates, 8.20% (+/- 0.50%) for the Class 1A3 and Class 2A3 Certificates.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


           Preliminary Structural and Collateral Term Sheet      August 11, 2005
--------------------------------------------------------------------------------


Other Certificates:      The following Classes of "Other Certificates" will be
                         issued in the indicated approximate original certificate balances, which will provide credit support to the related Offered Certificates, but are not offered publicly:


                         ---------------------------------------------------
                                              Approximate      Initial
                                             Certificate      Pass-Through
                          Certificate         Balance            Rate
                         ---------------------------------------------------
                              B8            $16,800,000      1 ML+ [ ]
                              B9            $18,000,000      1 ML+ [ ]
                              B10           $13,200,900      1 ML+ [ ]
                         ---------------------------------------------------

Clean Up Call:           Less than 10% of the Cut-off Date principal balance of
                         the Mortgage Loans.

Tax Treatment:           It is anticipated that the Offered Certificates will be
                         treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Offered Certificates are expected to be eligible
                         for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Code, subject to certain conditions. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA,
                         Section 4975 of the Code or other similar laws.

SMMEA Eligibility:       The Senior Certificates and the Class B1 and Class BX
                         Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:    $25,000 for the Senior Certificates.

Delivery:                Senior Certificates and Senior Subordinate
                         Certificates - DTC.








This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                             Goldman, Sachs & Co.
                                INDX 2005-AR18
                           Cut-off - August 1, 2005
      Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
                     Group 1 - Conforming Group 2 - Jumbo


Selection Criteria: Group 1 - Conforming
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Group
--------
4. Original Rate
----------------
5. Current Rate
---------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. FICO
--------
15. PMI
-------
16. Property Type
-----------------
17. Occupancy Code
------------------
18. Purpose
-----------
19. Documentation Type
----------------------
20. Lien Position
-----------------
21. Gross Margins
-----------------
22. Life Time Cap
-----------------
23. Months to Roll
------------------
24. NegAm Limit
---------------



1. Stats

As of Date: 20050801
Count: 3,392
Current Balance: $787,639,020.01
AverageCurBal: $232,204.90
OrigWAC: 1.089
GWAC: 5.8956
NetWAC: 5.5186
GrossMargin: 3.0315
NetMargin: 2.6545
FICO: 708
Original LTV: 72.39
%CA: 37.07%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9502
MTR: 1
Maximum 1 Zip Concentration: 0.465%

              Top


2. Prepayment Penalty

-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                     Count        Balance      Percent    GWAC     Margin   Net Margin     Age      FICO
-----------------------------------------------------------------------------------------------------------------------------
No Prepay                               445    108,244,684.80     13.74     5.741     2.876     2.499          1       714
-----------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                  8      1,652,700.00      0.21     5.794     2.929     2.552          1       730
-----------------------------------------------------------------------------------------------------------------------------
1YR HARD                                145     37,894,013.69      4.81     5.682     2.817      2.44          1       723
-----------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                  1        214,487.64      0.03     5.415      2.55     2.173          2       746
-----------------------------------------------------------------------------------------------------------------------------
2YR HARD                                 30      6,917,807.66      0.88     5.709     2.844     2.467          0       704
-----------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                889    212,622,227.92     26.99     5.821     2.956     2.579          1       710
-----------------------------------------------------------------------------------------------------------------------------
3YR HARD                              1,874    420,093,098.30     53.34     5.996     3.133     2.756          1       704
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                      LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
No Prepay                              74.48       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
1YR SOFT                               77.14         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
1YR HARD                               74.11         0         0       100         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2YR SOFT                               59.72         0         0         0       100         0         0          0
---------------------------------------------------------------------------------------------------------------------
2YR HARD                               70.13         0         0         0         0       100         0          0
---------------------------------------------------------------------------------------------------------------------
3YR SOFT                               72.25         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
3YR HARD                               71.79         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                 72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


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
3. Group

-----------------------------------------------------------------------------------------------------------------------------
Group                                 Count        Balance       Percent    GWAC     Margin   Net Margin      Age     FICO
-----------------------------------------------------------------------------------------------------------------------------
Group 1 - Conforming                  3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Group                                    LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Group 1 - Conforming                    72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

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
4. Original Rate

-----------------------------------------------------------------------------------------------------------------------------
Original Rate                         Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                         2,998    706,002,030.95     89.64     5.886     3.022     2.645          1       706
-----------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                            22      4,928,149.70      0.63     5.838     2.973     2.596          4       669
-----------------------------------------------------------------------------------------------------------------------------
1.251 - 1.500                            52     12,234,953.70      1.55      6.11     3.245     2.868          1       737
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                             7      1,780,743.59      0.23     5.906     3.041     2.664          2       717
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                           310     62,157,318.81      7.89     5.968     3.103     2.726          1       720
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                             1        256,000.00      0.03     6.515      3.65     3.273          1       668
-----------------------------------------------------------------------------------------------------------------------------
2.251 - 2.500                             2        279,823.26      0.04     6.246     3.381     3.004          3       738
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original Rate                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                           71.73     12.07      0.13      4.58      0.03      0.94     26.84      55.41
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                           85.51     37.54         0         0         0         0     62.46          0
---------------------------------------------------------------------------------------------------------------------
1.251 - 1.500                           73.29     53.86      2.53     16.48         0         0      10.3      16.84
---------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                           70.55      64.3         0         0         0         0     20.69      15.02
---------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                           78.58     21.56      0.69      5.23         0      0.49     29.26      42.76
---------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                              80         0         0       100         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2.251 - 2.500                           86.28     25.57         0         0         0         0     74.43          0
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------
min: 1.000
max: 2.500
wa: 1.089


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
5. Current Rate

-----------------------------------------------------------------------------------------------------------------------------
Current Rate                          Count        Balance       Percent    GWAC     Margin   Net Margin     Age      FICO
-----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                             1        154,000.00      0.02         1      3.05     2.673          0       809
-----------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                            12      3,076,520.37      0.39     4.901     2.036     1.659          1       756
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                            61     15,353,013.27      1.95     5.124     2.259     1.882          1       703
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                           166     36,718,632.86      4.66     5.397     2.532     2.155          1       729
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                           635    148,708,954.27     18.88     5.645      2.78     2.403          1       718
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                         1,145    269,456,291.07     34.21     5.873     3.008     2.631          1       711
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                         1,156    266,606,216.42     33.85     6.102     3.237      2.86          1       700
-----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                           193     42,547,908.59       5.4      6.33     3.465     3.088          1       683
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                            21      4,667,983.16      0.59     6.593     3.728     3.351          1       704
-----------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                             2        349,500.00      0.04     6.915      4.05     3.673          0       703
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Current Rate                             LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                           57.04         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                           76.88     35.04         0         0         0         0      5.69      59.27
---------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                           74.12     30.06      1.53      9.35         0      1.74     40.37      16.95
---------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                           71.45     36.34      0.46     16.06      0.58      5.74     25.58      15.23
---------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                           69.25     20.09      0.15     11.56         0      0.71      38.6      28.89
---------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                           71.33     16.08      0.21      3.07         0      0.71     38.23      41.71
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                            74.8      4.04      0.08      0.61         0      0.53     12.09      82.66
---------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                           74.61      10.9      0.61      5.45         0      0.32       8.8      73.92
---------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                           74.33     13.16         0      25.2         0         0     10.15      51.49
---------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                           77.41         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 1.0000
max: 6.9150
wa: 5.8956


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
6. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------
Principal Balance                      Count        Balance       Percent    GWAC     Margin   Net Margin   Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          2        100,000.00      0.01     6.365       3.5     3.123          1       669
-----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                  136     11,309,136.97      1.44     5.923     3.058     2.681          1       719
-----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                 461     59,045,976.01       7.5     5.891     3.026     2.649          1       712
-----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                 657    116,882,991.31     14.84     5.885     3.026     2.649          1       707
-----------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                 698    158,497,538.54     20.12     5.903     3.038     2.661          1       707
-----------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                 355     93,378,060.56     11.86     5.903     3.038     2.661          1       708
-----------------------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                 942    294,378,089.31     37.37     5.897     3.032     2.655          1       707
-----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 108     39,129,205.96      4.97     5.875      3.01     2.633          1       702
-----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                  19      8,161,141.32      1.04     5.856     2.991     2.614          1       723
-----------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                  10      4,696,886.34       0.6     5.932     3.067      2.69          1       709
-----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                   4      2,059,993.69      0.26     5.807     2.942     2.565          1       730
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Principal Balance                         LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                         47.4         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                   63.9     14.02         0      1.39         0      1.48     12.15      70.96
---------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                 70.02     10.59      0.21      2.26         0      0.91     25.86      60.17
---------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                 70.96     10.83       0.3      2.88         0      0.93     24.26      60.79
---------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                 71.68      11.6      0.42      3.83      0.14      0.85     27.66      55.51
---------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                 72.96     14.63      0.55      5.08         0      0.86      28.2      50.68
---------------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                 74.03      15.7         0      6.49         0      0.75        28      49.06
---------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 72.03     22.97         0      5.51         0      0.92     30.24      40.36
---------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                 69.89         0         0       5.5         0      5.09     21.75      67.67
---------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                 72.47     10.43         0         0         0         0     30.05      59.51
---------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                 78.64         0         0     24.66         0         0         0      75.34
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 50,000.00
max: 526,500.00
avg: 232,204.90


               Top



7. Original Term

-----------------------------------------------------------------------------------------------------------------------------
Original Term                         Count        Balance       Percent    GWAC     Margin   Net Margin   Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
360                                   3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original Term                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
360                                     72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 360
max: 360
wa: 360


               Top



8. RemTerm

-----------------------------------------------------------------------------------------------------------------------------
RemTerm                               Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
352                                       1        190,852.28      0.02     5.915      3.05     2.673          8       692
-----------------------------------------------------------------------------------------------------------------------------
353                                       4      1,085,270.81      0.14     5.708     2.843     2.466          7       673
-----------------------------------------------------------------------------------------------------------------------------
354                                       4        624,785.22      0.08     5.936     3.071     2.694          6       662
-----------------------------------------------------------------------------------------------------------------------------
355                                      10      2,396,277.71       0.3     5.887     3.022     2.645          5       694
-----------------------------------------------------------------------------------------------------------------------------
356                                      11      2,598,746.95      0.33     5.564     2.699     2.322          4       706
-----------------------------------------------------------------------------------------------------------------------------
357                                      33      8,739,959.74      1.11     5.838     2.973     2.596          3       723
-----------------------------------------------------------------------------------------------------------------------------
358                                     173     41,976,224.43      5.33     5.901     3.036     2.659          2       706
-----------------------------------------------------------------------------------------------------------------------------
359                                   1,749    406,368,487.22     51.59      5.89     3.025     2.648          1       710
-----------------------------------------------------------------------------------------------------------------------------
360                                   1,407    323,658,415.65     41.09     5.907     3.044     2.667          0       705
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RemTerm                                  LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
352                                        80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
353                                      70.4     75.26         0         0         0         0     24.74          0
---------------------------------------------------------------------------------------------------------------------
354                                     82.92     19.47         0         0         0         0     80.53          0
---------------------------------------------------------------------------------------------------------------------
355                                     78.07      43.5         0         0         0         0     23.54      32.96
---------------------------------------------------------------------------------------------------------------------
356                                     82.59     49.72         0      9.46         0         0     40.82          0
---------------------------------------------------------------------------------------------------------------------
357                                     77.35     30.16         0     14.92         0         0     23.51      31.41
---------------------------------------------------------------------------------------------------------------------
358                                     75.18     41.32         0      5.49      0.51         0     21.06      31.61
---------------------------------------------------------------------------------------------------------------------
359                                     72.07      14.6      0.34      6.16         0      0.82     27.46      50.62
---------------------------------------------------------------------------------------------------------------------
360                                     72.15      7.93      0.08      2.79         0      1.11     27.04      61.04
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 352
max: 360
wa: 359


               Top



9. Age

-----------------------------------------------------------------------------------------------------------------------------
Age                                   Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0                                     1,407    323,658,415.65     41.09     5.907     3.044     2.667          0       705
-----------------------------------------------------------------------------------------------------------------------------
1                                     1,749    406,368,487.22     51.59      5.89     3.025     2.648          1       710
-----------------------------------------------------------------------------------------------------------------------------
2                                       173     41,976,224.43      5.33     5.901     3.036     2.659          2       706
-----------------------------------------------------------------------------------------------------------------------------
3                                        33      8,739,959.74      1.11     5.838     2.973     2.596          3       723
-----------------------------------------------------------------------------------------------------------------------------
4                                        11      2,598,746.95      0.33     5.564     2.699     2.322          4       706
-----------------------------------------------------------------------------------------------------------------------------
5                                        10      2,396,277.71       0.3     5.887     3.022     2.645          5       694
-----------------------------------------------------------------------------------------------------------------------------
6                                         4        624,785.22      0.08     5.936     3.071     2.694          6       662
-----------------------------------------------------------------------------------------------------------------------------
7                                         4      1,085,270.81      0.14     5.708     2.843     2.466          7       673
-----------------------------------------------------------------------------------------------------------------------------
8                                         1        190,852.28      0.02     5.915      3.05     2.673          8       692
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Age                                      LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0                                       72.15      7.93      0.08      2.79         0      1.11     27.04      61.04
---------------------------------------------------------------------------------------------------------------------
1                                       72.07      14.6      0.34      6.16         0      0.82     27.46      50.62
---------------------------------------------------------------------------------------------------------------------
2                                       75.18     41.32         0      5.49      0.51         0     21.06      31.61
---------------------------------------------------------------------------------------------------------------------
3                                       77.35     30.16         0     14.92         0         0     23.51      31.41
---------------------------------------------------------------------------------------------------------------------
4                                       82.59     49.72         0      9.46         0         0     40.82          0
---------------------------------------------------------------------------------------------------------------------
5                                       78.07      43.5         0         0         0         0     23.54      32.96
---------------------------------------------------------------------------------------------------------------------
6                                       82.92     19.47         0         0         0         0     80.53          0
---------------------------------------------------------------------------------------------------------------------
7                                        70.4     75.26         0         0         0         0     24.74          0
---------------------------------------------------------------------------------------------------------------------
8                                          80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 0
max: 8
wa: 1


               Top



10. First Payment Date

-----------------------------------------------------------------------------------------------------------------------------
First Payment Date                    Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1/1/2005                                  1        190,852.28      0.02     5.915      3.05     2.673          8       692
-----------------------------------------------------------------------------------------------------------------------------
2/1/2005                                  4      1,085,270.81      0.14     5.708     2.843     2.466          7       673
-----------------------------------------------------------------------------------------------------------------------------
3/1/2005                                  4        624,785.22      0.08     5.936     3.071     2.694          6       662
-----------------------------------------------------------------------------------------------------------------------------
4/1/2005                                 10      2,396,277.71       0.3     5.887     3.022     2.645          5       694
-----------------------------------------------------------------------------------------------------------------------------
5/1/2005                                 11      2,598,746.95      0.33     5.564     2.699     2.322          4       706
-----------------------------------------------------------------------------------------------------------------------------
6/1/2005                                 33      8,739,959.74      1.11     5.838     2.973     2.596          3       723
-----------------------------------------------------------------------------------------------------------------------------
7/1/2005                                173     41,976,224.43      5.33     5.901     3.036     2.659          2       706
-----------------------------------------------------------------------------------------------------------------------------
8/1/2005                              1,749    406,368,487.22     51.59      5.89     3.025     2.648          1       710
-----------------------------------------------------------------------------------------------------------------------------
9/1/2005                              1,406    323,504,415.65     41.07     5.909     3.044     2.667          0       705
-----------------------------------------------------------------------------------------------------------------------------
10/1/2005                                 1        154,000.00      0.02         1      3.05     2.673          0       809
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
First Payment Date                       LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1/1/2005                                   80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
2/1/2005                                 70.4     75.26         0         0         0         0     24.74          0
---------------------------------------------------------------------------------------------------------------------
3/1/2005                                82.92     19.47         0         0         0         0     80.53          0
---------------------------------------------------------------------------------------------------------------------
4/1/2005                                78.07      43.5         0         0         0         0     23.54      32.96
---------------------------------------------------------------------------------------------------------------------
5/1/2005                                82.59     49.72         0      9.46         0         0     40.82          0
---------------------------------------------------------------------------------------------------------------------
6/1/2005                                77.35     30.16         0     14.92         0         0     23.51      31.41
---------------------------------------------------------------------------------------------------------------------
7/1/2005                                75.18     41.32         0      5.49      0.51         0     21.06      31.61
---------------------------------------------------------------------------------------------------------------------
8/1/2005                                72.07      14.6      0.34      6.16         0      0.82     27.46      50.62
---------------------------------------------------------------------------------------------------------------------
9/1/2005                                72.16      7.94      0.08      2.79         0      1.11     27.06      61.02
---------------------------------------------------------------------------------------------------------------------
10/1/2005                               57.04         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



11. States

-----------------------------------------------------------------------------------------------------------------------------
States                                Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
AK                                        5      1,281,936.73      0.16     5.834     2.969     2.592          1       725
-----------------------------------------------------------------------------------------------------------------------------
AL                                        4        783,062.74       0.1     5.865         3     2.623          1       699
-----------------------------------------------------------------------------------------------------------------------------
AR                                        3        500,600.00      0.06     5.682     2.817      2.44          0       753
-----------------------------------------------------------------------------------------------------------------------------
AZ                                      127     27,653,935.75      3.51     5.829     2.964     2.587          1       713
-----------------------------------------------------------------------------------------------------------------------------
CA                                    1,124    292,001,393.99     37.07     5.907     3.042     2.665          1       708
-----------------------------------------------------------------------------------------------------------------------------
CO                                       64     14,765,977.09      1.87     5.782     2.917      2.54          1       716
-----------------------------------------------------------------------------------------------------------------------------
CT                                       46      9,589,000.51      1.22     5.951     3.086     2.709          0       710
-----------------------------------------------------------------------------------------------------------------------------
DC                                        6      1,497,851.44      0.19     6.026     3.161     2.784          1       730
-----------------------------------------------------------------------------------------------------------------------------
DE                                       15      2,688,798.48      0.34     5.793     2.928     2.551          1       743
-----------------------------------------------------------------------------------------------------------------------------
FL                                      522    101,425,638.43     12.88     5.923     3.058     2.681          1       706
-----------------------------------------------------------------------------------------------------------------------------
GA                                       30      5,776,264.52      0.73     5.806     2.941     2.564          1       710
-----------------------------------------------------------------------------------------------------------------------------
HI                                       29     10,224,044.49       1.3     5.829     2.964     2.587          1       725
-----------------------------------------------------------------------------------------------------------------------------
ID                                        4      1,041,880.91      0.13      5.93     3.065     2.688          1       712
-----------------------------------------------------------------------------------------------------------------------------
IL                                      110     23,148,878.69      2.94     5.932       3.1     2.723          1       690
-----------------------------------------------------------------------------------------------------------------------------
IN                                        5        523,880.00      0.07     5.976     3.111     2.734          1       680
-----------------------------------------------------------------------------------------------------------------------------
KS                                       11      1,823,214.12      0.23     5.818     2.953     2.576          1       735
-----------------------------------------------------------------------------------------------------------------------------
KY                                        1        164,000.00      0.02     6.015      3.15     2.773          0       739
-----------------------------------------------------------------------------------------------------------------------------
LA                                        6        845,000.00      0.11     6.337     3.472     3.095          0       692
-----------------------------------------------------------------------------------------------------------------------------
MA                                       59     15,539,253.62      1.97     5.835      2.97     2.593          1       711
-----------------------------------------------------------------------------------------------------------------------------
MD                                       97     23,414,736.08      2.97     5.854     2.989     2.612          1       702
-----------------------------------------------------------------------------------------------------------------------------
ME                                        6      1,374,683.42      0.17     5.982     3.117      2.74          1       684
-----------------------------------------------------------------------------------------------------------------------------
MI                                       65     11,119,639.86      1.41     5.938     3.073     2.696          1       697
-----------------------------------------------------------------------------------------------------------------------------
MN                                       39      7,983,035.52      1.01     5.827     2.962     2.585          1       709
-----------------------------------------------------------------------------------------------------------------------------
MO                                       24      4,168,855.14      0.53     5.868     3.003     2.626          1       708
-----------------------------------------------------------------------------------------------------------------------------
MS                                        1         71,550.00      0.01     6.265       3.4     3.023          2       713
-----------------------------------------------------------------------------------------------------------------------------
MT                                        4        789,768.58       0.1     5.846     2.981     2.604          2       718
-----------------------------------------------------------------------------------------------------------------------------
NC                                       11      2,597,663.66      0.33     5.636     2.771     2.394          1       714
-----------------------------------------------------------------------------------------------------------------------------
NE                                        6        762,337.75       0.1     5.842     2.977       2.6          0       750
-----------------------------------------------------------------------------------------------------------------------------
NH                                        4        731,500.00      0.09     5.891     3.026     2.649          0       741
-----------------------------------------------------------------------------------------------------------------------------
NJ                                      251     61,604,986.02      7.82     5.923     3.058     2.681          1       704
-----------------------------------------------------------------------------------------------------------------------------
NM                                       15      2,998,363.25      0.38     5.672     2.807      2.43          1       733
-----------------------------------------------------------------------------------------------------------------------------
NV                                       97     22,663,444.83      2.88     5.901     3.036     2.659          1       714
-----------------------------------------------------------------------------------------------------------------------------
NY                                      143     40,626,760.02      5.16     5.836     2.971     2.594          1       705
-----------------------------------------------------------------------------------------------------------------------------
OH                                       24      3,701,757.62      0.47     5.827     2.962     2.585          1       716
-----------------------------------------------------------------------------------------------------------------------------
OK                                        1        108,922.12      0.01     6.315      3.45     3.073          6       685
-----------------------------------------------------------------------------------------------------------------------------
OR                                       21      3,928,349.46       0.5     5.893     3.028     2.651          1       724
-----------------------------------------------------------------------------------------------------------------------------
PA                                       32      5,717,687.15      0.73     5.974     3.109     2.732          0       701
-----------------------------------------------------------------------------------------------------------------------------
RI                                       24      5,443,274.36      0.69     6.046     3.181     2.804          1       722
-----------------------------------------------------------------------------------------------------------------------------
SC                                        7        941,699.87      0.12     5.791     2.926     2.549          1       685
-----------------------------------------------------------------------------------------------------------------------------
SD                                        1        240,000.00      0.03     5.715      2.85     2.473          0       676
-----------------------------------------------------------------------------------------------------------------------------
TN                                        8      1,238,378.27      0.16     5.867     3.002     2.625          0       702
-----------------------------------------------------------------------------------------------------------------------------
TX                                       60      9,930,575.92      1.26     5.834     2.969     2.592          1       708
-----------------------------------------------------------------------------------------------------------------------------
UT                                       22      3,933,382.08       0.5     5.828     2.963     2.586          1       699
-----------------------------------------------------------------------------------------------------------------------------
VA                                      174     43,393,671.59      5.51     5.967     3.102     2.725          1       703
-----------------------------------------------------------------------------------------------------------------------------
VT                                        1        150,000.00      0.02     5.865         3     2.623          1       725
-----------------------------------------------------------------------------------------------------------------------------
WA                                       72     15,033,482.18      1.91       5.8     2.935     2.558          1       717
-----------------------------------------------------------------------------------------------------------------------------
WI                                       11      1,695,903.75      0.22     5.685      2.82     2.443          1       740
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
States                                   LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
AK                                       77.8     38.22         0         0         0         0     15.13      46.65
---------------------------------------------------------------------------------------------------------------------
AL                                      73.06     82.63         0         0         0     17.37         0          0
---------------------------------------------------------------------------------------------------------------------
AR                                      70.33         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
AZ                                      75.14      11.5      1.88      6.47         0      0.89     42.56      36.71
---------------------------------------------------------------------------------------------------------------------
CA                                      69.75     15.52      0.24      7.41         0      0.73     21.72      54.38
---------------------------------------------------------------------------------------------------------------------
CO                                      75.26     15.59         0      1.98         0      4.16     52.37      25.89
---------------------------------------------------------------------------------------------------------------------
CT                                      75.01         0         0      4.46         0         0     36.56      58.98
---------------------------------------------------------------------------------------------------------------------
DC                                      68.52     18.69         0         0         0         0      8.08      73.23
---------------------------------------------------------------------------------------------------------------------
DE                                      73.04         0         0         0         0         0     49.48      50.52
---------------------------------------------------------------------------------------------------------------------
FL                                      73.64      5.33      0.17      1.91         0       0.7     34.22      57.67
---------------------------------------------------------------------------------------------------------------------
GA                                       80.5     24.04         0      5.68         0      7.31     23.87      39.11
---------------------------------------------------------------------------------------------------------------------
HI                                      68.62      8.06         0      4.97         0      4.06        34      48.91
---------------------------------------------------------------------------------------------------------------------
ID                                      75.99         0         0         0         0         0     61.58      38.42
---------------------------------------------------------------------------------------------------------------------
IL                                      76.17     20.53         0      3.86         0         0     22.13      53.48
---------------------------------------------------------------------------------------------------------------------
IN                                      73.59         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
KS                                      77.07     10.85         0      7.02         0         0     17.88      64.25
---------------------------------------------------------------------------------------------------------------------
KY                                         80         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
LA                                      79.37     12.31         0         0         0         0         0      87.69
---------------------------------------------------------------------------------------------------------------------
MA                                      72.49     22.58         0      6.47         0         0     19.55       51.4
---------------------------------------------------------------------------------------------------------------------
MD                                      73.71     18.39         0      4.28         0      2.85     18.26      56.22
---------------------------------------------------------------------------------------------------------------------
ME                                      75.44     46.37         0         0         0     23.93         0       29.7
---------------------------------------------------------------------------------------------------------------------
MI                                      79.39     10.84         0      5.07         0      1.31     15.41      67.37
---------------------------------------------------------------------------------------------------------------------
MN                                      76.28     12.26         0       1.7         0         0     29.31      56.72
---------------------------------------------------------------------------------------------------------------------
MO                                       77.5     15.46         0         0         0         0     27.42      57.12
---------------------------------------------------------------------------------------------------------------------
MS                                         90       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
MT                                      75.48         0         0         0         0         0      70.1       29.9
---------------------------------------------------------------------------------------------------------------------
NC                                      79.36      77.7         0      22.3         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
NE                                      77.41         0         0         0         0         0     26.97      73.03
---------------------------------------------------------------------------------------------------------------------
NH                                       69.3         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
NJ                                      71.66     12.52         0      0.55         0      0.56     32.85      53.51
---------------------------------------------------------------------------------------------------------------------
NM                                      78.12     36.51         0      21.7         0         0     34.47       7.32
---------------------------------------------------------------------------------------------------------------------
NV                                      75.64     12.22         0      8.66         0         0     43.47      35.65
---------------------------------------------------------------------------------------------------------------------
NY                                      68.26     23.75         0      4.93         0      0.33     20.81      50.18
---------------------------------------------------------------------------------------------------------------------
OH                                      76.52     13.17         0         0         0         0      18.4      68.43
---------------------------------------------------------------------------------------------------------------------
OK                                         80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
OR                                      79.67     24.39         0         0         0         0     14.79      60.82
---------------------------------------------------------------------------------------------------------------------
PA                                      77.75      4.03         0      2.58         0         0     28.43      64.97
---------------------------------------------------------------------------------------------------------------------
RI                                      72.49      4.59         0      4.12         0         0     17.57      73.71
---------------------------------------------------------------------------------------------------------------------
SC                                      76.67     51.61         0      6.76         0         0      17.2      24.42
---------------------------------------------------------------------------------------------------------------------
SD                                         80         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
TN                                      73.54         0         0         0         0     16.15     35.26      48.59
---------------------------------------------------------------------------------------------------------------------
TX                                      77.01     10.28         0         0         0         0     20.04      69.68
---------------------------------------------------------------------------------------------------------------------
UT                                       78.3       6.7         0         0         0         3     39.36      50.93
---------------------------------------------------------------------------------------------------------------------
VA                                      74.23      6.26      0.59      1.46      0.49      0.48     27.84      62.88
---------------------------------------------------------------------------------------------------------------------
VT                                      78.13       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
WA                                      77.08     11.17         0      4.17         0         0     38.14      46.51
---------------------------------------------------------------------------------------------------------------------
WI                                      76.36     29.94         0         0         0      5.75       9.2      55.12
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



12. City

-----------------------------------------------------------------------------------------------------------------------------
City                                  Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                               61     15,260,877.76      1.94     5.951     3.086     2.709          1       708
-----------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                              55     14,991,153.07       1.9         6     3.135     2.758          1       696
-----------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                60     14,061,883.28      1.79     5.882     3.017      2.64          1       714
-----------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                39     11,183,330.26      1.42     5.867     3.002     2.625          1       716
-----------------------------------------------------------------------------------------------------------------------------
MIAMI                                    46     10,026,777.15      1.27     5.979     3.114     2.737          1       694
-----------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                                30      7,354,451.23      0.93     5.903     3.038     2.661          1       709
-----------------------------------------------------------------------------------------------------------------------------
STOCKTON                                 28      7,021,908.96      0.89     5.918     3.053     2.676          1       701
-----------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                               25      6,683,922.28      0.85      6.05     3.185     2.808          1       704
-----------------------------------------------------------------------------------------------------------------------------
CHICAGO                                  27      5,915,471.98      0.75     5.992     3.127      2.75          1       684
-----------------------------------------------------------------------------------------------------------------------------
MODESTO                                  24      5,698,949.49      0.72     6.006     3.141     2.764          1       700
-----------------------------------------------------------------------------------------------------------------------------
FRESNO                                   27      5,242,825.66      0.67      5.97     3.105     2.728          0       708
-----------------------------------------------------------------------------------------------------------------------------
ORLANDO                                  29      5,139,062.11      0.65     5.937     3.072     2.695          1       703
-----------------------------------------------------------------------------------------------------------------------------
Other                                 2,941    679,058,406.78     86.21     5.887     3.023     2.646          1       708
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
City                                     LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
SACRAMENTO                              73.75      17.4         0      8.86         0      1.36     12.55      59.83
---------------------------------------------------------------------------------------------------------------------
LOS ANGELES                             67.96     12.09         0      4.24         0         0     14.08      69.59
---------------------------------------------------------------------------------------------------------------------
LAS VEGAS                               76.62     12.01         0      9.53         0         0     43.53      34.92
---------------------------------------------------------------------------------------------------------------------
SAN DIEGO                               66.66     15.54         0      5.58         0      2.74     33.53      42.61
---------------------------------------------------------------------------------------------------------------------
MIAMI                                   74.94      2.35         0         0         0         0     34.94      62.71
---------------------------------------------------------------------------------------------------------------------
RIVERSIDE                               70.06      7.52         0      3.64         0      2.86     15.56      70.43
---------------------------------------------------------------------------------------------------------------------
STOCKTON                                73.42     23.08         0      6.49         0         0     15.61      54.82
---------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                              76.58         0         0         0         0         0     13.52      86.48
---------------------------------------------------------------------------------------------------------------------
CHICAGO                                 75.57     25.34         0       4.7         0         0     14.45      55.51
---------------------------------------------------------------------------------------------------------------------
MODESTO                                 74.63     17.14         0         0         0         0      17.2      65.65
---------------------------------------------------------------------------------------------------------------------
FRESNO                                  74.86     10.72         0      6.68         0         0      14.7      67.89
---------------------------------------------------------------------------------------------------------------------
ORLANDO                                 76.37      3.65         0         0         0         0      30.4      65.95
---------------------------------------------------------------------------------------------------------------------
Other                                    72.3     13.95      0.24       4.8      0.03      0.91     27.67      52.39
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



13. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
Original LTV                          Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                          253     47,852,871.09      6.08     5.795      2.93     2.553          1       722
-----------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                         296     65,363,968.47       8.3     5.781     2.927      2.55          1       720
-----------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                         555    130,692,762.00     16.59     5.922     3.057      2.68          1       707
-----------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                         623    151,613,272.35     19.25      6.02     3.155     2.778          1       696
-----------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                       1,518    361,349,528.12     45.88     5.874     3.009     2.632          1       709
-----------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                          25      5,056,597.66      0.64     5.854     2.989     2.612          1       709
-----------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                          51     10,889,432.73      1.38     5.832     2.967      2.59          1       698
-----------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                          70     14,671,757.19      1.86     5.823     2.958     2.581          1       703
-----------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000                          1        148,830.40      0.02      5.74     2.875     2.498          2       724
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original LTV                             LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                          40.74     11.56         0      3.87         0       0.7     28.06       55.8
---------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                         55.96     11.84         0      3.62      0.33      1.43     27.02      55.76
---------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                         66.21      8.76      0.35      3.79         0      1.25     30.91      54.95
---------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                         73.98     12.12         0      3.53         0      0.76     20.68      62.91
---------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                         79.53     15.75      0.33      6.25         0      0.79     28.18      48.69
---------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                         84.19     16.68         0         0         0         0     23.22      60.09
---------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                         89.33     40.42         0      2.58         0         0     24.76      32.24
---------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                         94.57     20.26         0      3.41         0         0     27.83       48.5
---------------------------------------------------------------------------------------------------------------------
95.001 - 100.000                        95.00         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 14.400
max: 95.000
wa: 72.388


               Top



14. FICO

-----------------------------------------------------------------------------------------------------------------------------
FICO                                  Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0 - 0                                     1        209,499.56      0.03      6.34     3.475     3.098          1         0
-----------------------------------------------------------------------------------------------------------------------------
620 - 659                               491    113,778,250.00     14.45     5.996     3.131     2.754          1       642
-----------------------------------------------------------------------------------------------------------------------------
660 - 699                             1,134    266,437,518.62     33.83     5.916     3.051     2.674          1       679
-----------------------------------------------------------------------------------------------------------------------------
700 - 749                             1,003    235,135,221.74     29.85     5.878     3.013     2.636          1       723
-----------------------------------------------------------------------------------------------------------------------------
750 - 799                               673    154,126,746.02     19.57     5.827     2.962     2.585          1       771
-----------------------------------------------------------------------------------------------------------------------------
800 - 819                                90     17,951,784.07      2.28     5.781     2.958     2.581          1       806
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
FICO                                     LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0 - 0                                   70.00         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
620 - 659                               73.92      12.1      0.22      2.26         0      1.29     25.07      59.06
---------------------------------------------------------------------------------------------------------------------
660 - 699                               72.83     11.54         0      4.81         0      0.47     26.33      56.84
---------------------------------------------------------------------------------------------------------------------
700 - 749                               72.57     15.07      0.35       3.5      0.09      1.26     29.17      50.56
---------------------------------------------------------------------------------------------------------------------
750 - 799                               70.87     16.29      0.37      8.37         0       0.8     26.52      47.66
---------------------------------------------------------------------------------------------------------------------
800 - 819                               66.87     17.82         0       7.7         0         0     23.73      50.75
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

nzmin: 620
max: 817
nzwa: 708


               Top



15. PMI

-----------------------------------------------------------------------------------------------------------------------------
PMI                                   Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
OLTV<=80                              3,245    756,872,402.03     96.09     5.898     3.034     2.657          1       708
-----------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                  143     29,611,645.74      3.76     5.826     2.961     2.584          1       702
-----------------------------------------------------------------------------------------------------------------------------
Uninsured and OLTV > 80%                  4      1,154,972.24      0.15     5.953     3.088     2.711          2       721
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PMI                                      LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
OLTV<=80                                71.63     13.22      0.22       4.9      0.03      0.91     27.04      53.68
---------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                   91.1     26.67         0      2.64         0         0     26.15      44.54
---------------------------------------------------------------------------------------------------------------------
Uninsured and OLTV > 80%                88.83     27.83         0         0         0         0     18.03      54.13
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



16. Property Type

-----------------------------------------------------------------------------------------------------------------------------
Property Type                         Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
Condominium                             408     89,422,917.00     11.35     5.865         3     2.623          1       717
-----------------------------------------------------------------------------------------------------------------------------
Multi Family                            198     56,517,100.68      7.18     5.966     3.115     2.738          1       708
-----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                622    148,849,616.81      18.9     5.858     2.993     2.616          1       713
-----------------------------------------------------------------------------------------------------------------------------
Single Family                         2,114    482,854,777.73      61.3     5.904     3.039     2.662          1       704
-----------------------------------------------------------------------------------------------------------------------------
Townhouse                                50      9,994,607.79      1.27     5.914     3.049     2.672          0       707
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Property Type                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Condominium                             74.84     19.26      0.82     10.34         0      0.93     30.05       38.6
---------------------------------------------------------------------------------------------------------------------
Multi Family                            70.79     17.57         0      4.23         0      0.24     20.36       57.6
---------------------------------------------------------------------------------------------------------------------
Planned Unit Development                74.35     13.81      0.35      4.12         0      0.93     34.82      45.97
---------------------------------------------------------------------------------------------------------------------
Single Family                           71.54     12.39      0.08      4.03      0.04      0.94     24.87      57.63
---------------------------------------------------------------------------------------------------------------------
Townhouse                               71.36         7         0      6.57         0         0     23.22      63.21
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



17. Occupancy Code

-----------------------------------------------------------------------------------------------------------------------------
Occupancy Code                        Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
Investment                              236     48,310,396.29      6.13     6.084     3.219     2.842          1       733
-----------------------------------------------------------------------------------------------------------------------------
Primary                               3,075    722,756,117.93     91.76     5.887     3.023     2.646          1       706
-----------------------------------------------------------------------------------------------------------------------------
Secondary                                81     16,572,505.79       2.1     5.716     2.851     2.474          1       732
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Occupancy Code                           LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Investment                               70.4     26.68      1.52     11.38         0      0.64        28      31.78
---------------------------------------------------------------------------------------------------------------------
Primary                                 72.47     12.69       0.1      4.28      0.03      0.91     26.79       55.2
---------------------------------------------------------------------------------------------------------------------
Secondary                               74.39     22.18      1.01      8.89         0         0     33.22       34.7
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top



18. Purpose

-----------------------------------------------------------------------------------------------------------------------------
Purpose                               Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
CashOut                               2,083    488,930,742.50     62.08     5.919     3.056     2.679          1       704
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                740    177,681,395.51     22.56     5.833     2.968     2.591          1       722
-----------------------------------------------------------------------------------------------------------------------------
RateTerm                                569    121,026,882.00     15.37     5.892     3.027      2.65          1       702
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Purpose                                  LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
CashOut                                 69.71     11.36      0.15      3.79      0.04       0.8     25.16      58.69
---------------------------------------------------------------------------------------------------------------------
Purchase                                 78.6     19.58      0.39      8.45         0      1.26     30.72      39.61
---------------------------------------------------------------------------------------------------------------------
RateTerm                                74.11     14.82      0.18      3.59         0      0.63     28.92      51.87
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


               Top


19. Documentation Type

-----------------------------------------------------------------------------------------------------------------------------
Documentation Type                    Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
F - Full Doc                            725    152,836,190.75      19.4     5.771     2.906     2.529          1       709
-----------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                  778    177,801,775.54     22.57     5.972     3.107      2.73          1       715
-----------------------------------------------------------------------------------------------------------------------------
R - Stated Income                     1,785    434,328,400.83     55.14     5.922     3.059     2.682          1       702
-----------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                        104     22,672,652.89      2.88     5.627     2.762     2.385          1       753
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Documentation Type                       LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
F - Full Doc                            78.08     18.47      0.54      5.33         0      0.51     32.01      43.14
---------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                   65.2       6.9         0      2.11         0      0.71     21.91      68.37
---------------------------------------------------------------------------------------------------------------------
R - Stated Income                       73.53     14.41      0.19      5.72         0       1.1     27.03      51.55
---------------------------------------------------------------------------------------------------------------------
X - Fast Forward                        68.63     22.76         0      5.02      0.95      0.43     32.39      38.45
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


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
20. Lien Position

-----------------------------------------------------------------------------------------------------------------------------
Lien Position                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                     3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708

-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Lien Position                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1                                       72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


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
21. Gross Margins

-----------------------------------------------------------------------------------------------------------------------------
Gross Margins                         Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             4        722,800.00      0.09     4.822     1.957      1.58          1       775
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           131     32,074,211.31      4.07     5.198     2.333     1.956          1       712
-----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         1,241    291,123,821.20     36.96       5.7     2.835     2.458          1       718
-----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                         1,966    452,133,615.13      57.4     6.057     3.193     2.816          1       701
-----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                            48     11,235,072.37      1.43     6.501     3.636     3.259          1       699
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             2        349,500.00      0.04     6.915      4.05     3.673          0       703
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Gross Margins                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                           75.52     12.73         0         0         0         0     24.21      63.06
---------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           73.50     39.24      0.73      8.39         0      4.37      24.2      23.07
---------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                           71.73     24.83      0.13      9.28      0.07      1.11     37.25      27.32
---------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                           72.71      4.82      0.23       1.5         0       0.5     21.04      71.91
---------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                           72.96     13.29         0     12.69         0         0       9.9      64.12
---------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                           77.41         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 1.900
max: 4.050
wa: 3.032


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
22. Life Time Cap

-----------------------------------------------------------------------------------------------------------------------------
Life Time Cap                         Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
8.95                                      7      1,869,656.90      0.24     5.777     2.912     2.535          4       668
-----------------------------------------------------------------------------------------------------------------------------
9.95                                  3,379    784,380,832.04     99.59     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------
10                                        1        108,000.00      0.01     5.815      2.95     2.573          0       802
-----------------------------------------------------------------------------------------------------------------------------
10.95                                     2        545,600.57      0.07     5.708     2.843     2.466          1       675
-----------------------------------------------------------------------------------------------------------------------------
11.95                                     3        734,930.50      0.09     5.991     3.126     2.749          2       733
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Life Time Cap                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
8.95                                    87.88     46.03         0         0         0         0     43.56      10.42
---------------------------------------------------------------------------------------------------------------------
9.95                                    72.35     13.64      0.21      4.79      0.03      0.88     26.96      53.49
---------------------------------------------------------------------------------------------------------------------
10                                      50.23         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
10.95                                   79.07         0         0     53.67         0         0     46.33          0
---------------------------------------------------------------------------------------------------------------------
11.95                                   71.93     57.09         0         0         0         0         0      42.91
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

min: 8.950
max: 11.950
wa: 9.950


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
23. Months to Roll

-----------------------------------------------------------------------------------------------------------------------------
Months to Roll                        Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                     3,385    786,366,096.44     99.84     5.897     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------
2                                         7      1,272,923.57      0.16     5.226     2.955     2.578          1       693
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Months to Roll                           LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1                                       72.41     13.73      0.21      4.82      0.03      0.88     27.03      53.31
---------------------------------------------------------------------------------------------------------------------
2                                       61.05     21.55         0         0         0         0       7.9      70.55
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------

nzmin: 1
max: 2
nzwa: 1


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
24. NegAm Limit

-----------------------------------------------------------------------------------------------------------------------------
NegAm Limit                           Count        Balance       Percent    GWAC     Margin   Net Margin    Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
110%                                  3,214    743,116,635.79     94.35     5.899     3.035     2.658          1       707
-----------------------------------------------------------------------------------------------------------------------------
115%                                    178     44,522,384.22      5.65     5.844     2.979     2.602          1       729
-----------------------------------------------------------------------------------------------------------------------------
Total:                                3,392    787,639,020.01       100     5.896     3.032     2.655          1       708
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
NegAm Limit                              LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
110%                                    72.34     13.81      0.09      4.72      0.03      0.93     25.96      54.47
---------------------------------------------------------------------------------------------------------------------
115%                                    73.27     12.64      2.18      6.39         0         0     44.31      34.48
---------------------------------------------------------------------------------------------------------------------
Total:                                  72.39     13.74      0.21      4.81      0.03      0.88     26.99      53.34
---------------------------------------------------------------------------------------------------------------------


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Selection Criteria: Group 2 - Jumbo
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Group
--------
4. Original Rate
----------------
5. Current Rate
---------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. FICO
--------
15. PMI
-------
16. Property Type
-----------------
17. Occupancy Code
------------------
18. Purpose
-----------
19. Documentation Type
----------------------
20. Lien Position
-----------------
21. Gross Margins
-----------------
22. Life Time Cap
-----------------
23. Months to Roll
------------------
24. NegAm Limit
---------------



1. Stats

As of Date: 20050801
Count: 1,778
Current Balance: $892,800,239.19
AverageCurBal: $502,137.37
OrigWAC: 1.033
GWAC: 5.7141
NetWAC: 5.3371
GrossMargin: 2.8518
NetMargin: 2.4748
FICO: 709
Original LTV: 73.40
%CA: 70.31%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9509
MTR: 1
Maximum 1 Zip Concentration: 0.549%


2. Prepayment Penalty

-----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                    Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
No Prepay                               387    208,224,790.41     23.32     5.588     2.735     2.358          1       716
-----------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                  9      8,441,826.51      0.95     5.363     2.498     2.121          6       729
-----------------------------------------------------------------------------------------------------------------------------
1YR HARD                                229    119,915,668.21     13.43     5.585      2.72     2.343          1       714
-----------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                  1        650,000.00      0.07     5.565       2.7     2.323          1       676
-----------------------------------------------------------------------------------------------------------------------------
2YR HARD                                 31     15,476,353.48      1.73     5.496     2.631     2.254          1       711
-----------------------------------------------------------------------------------------------------------------------------
3YR SOFT                                464    229,392,318.02     25.69     5.691     2.826     2.449          1       711
-----------------------------------------------------------------------------------------------------------------------------
3YR HARD                                657    310,699,282.56      34.8     5.886     3.021     2.644          1       699
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                       LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
No Prepay                               73.63       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
1YR SOFT                                69.04         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
1YR HARD                                74.11         0         0       100         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2YR SOFT                                68.42         0         0         0       100         0         0          0
---------------------------------------------------------------------------------------------------------------------
2YR HARD                                72.54         0         0         0         0       100         0          0
---------------------------------------------------------------------------------------------------------------------
3YR SOFT                                 72.6         0         0         0         0         0    100.00          0
---------------------------------------------------------------------------------------------------------------------
3YR HARD                                73.73         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


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
3. Group

-----------------------------------------------------------------------------------------------------------------------------
Group                                 Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
Group 2 - Jumbo                       1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Group                                    LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Group 2 - Jumbo                         73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------
Total:                                  73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------


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
4. Original Rate

-----------------------------------------------------------------------------------------------------------------------------
Original Rate                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                         1,692    849,492,489.35     95.15     5.707     2.842     2.465          1       707
-----------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                            12      5,203,805.08      0.58     5.727     2.862     2.485          4       682
-----------------------------------------------------------------------------------------------------------------------------
1.251 - 1.500                            26     15,139,463.31       1.7     5.977     3.112     2.735          1       750
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                             9      5,173,971.35      0.58      6.12     3.255     2.878          1       740
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                            36     16,038,861.57       1.8     5.684     2.972     2.595          1       724
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                             2      1,101,823.53      0.12     5.979     3.114     2.737          2       783
-----------------------------------------------------------------------------------------------------------------------------
2.251 - 2.500                             1        649,825.00      0.07     6.265       3.4     3.023          1       700
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original Rate                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                           73.21     21.95      0.99     13.28      0.08      1.82     26.16      35.71
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                           82.88     52.04         0         0         0         0     47.96          0
---------------------------------------------------------------------------------------------------------------------
1.251 - 1.500                            74.7     51.49         0     39.45         0         0      5.94       3.12
---------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                           75.22     79.74         0       7.1         0         0         0      13.16
---------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                           77.32     33.76         0      4.54         0         0     23.25      38.45
---------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                           88.36       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2.251 - 2.500                           85.22       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 0.990
max: 2.375
wa: 1.033


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
5. Current Rate

-----------------------------------------------------------------------------------------------------------------------------
Current Rate                          Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                             1        625,000.00      0.07         2      3.05     2.673          0       721
-----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                             1        630,482.98      0.07     4.415      1.55     1.173          3       805
-----------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                            21     10,652,790.61      1.19     4.889     2.024     1.647          1       723
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                            74     46,193,418.59      5.17     5.142     2.277       1.9          2       730
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                           219    115,554,964.96     12.94     5.377     2.512     2.135          1       716
-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                           533    279,737,831.18     31.33     5.626     2.761     2.384          1       713
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                           586    281,556,088.33     31.54     5.853     2.988     2.611          1       705
-----------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                           301    137,136,474.23     15.36     6.074     3.209     2.832          1       694
-----------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                            37     18,244,179.87      2.04     6.313     3.448     3.071          1       701
-----------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                             2      1,050,571.21      0.12     6.601     3.736     3.359          2       675
-----------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                             3      1,418,437.23      0.16     6.851     3.986     3.609          2       695
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Current Rate                             LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                           35.71       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                              80       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                           73.96     24.92         0      6.29         0      4.83     29.68      34.28
---------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                           69.89     56.45     10.51     13.51         0      4.84      9.55       5.13
---------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                           72.94     36.33      1.04     32.55         0      4.37     19.39       6.32
---------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                           71.85     24.52      0.69     15.18      0.23      1.34     37.14       20.9
---------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                           74.39     17.87         0      7.95         0       1.4     30.32      42.46
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                           75.65      8.93      0.34      4.94         0         0      7.04      78.76
---------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                           76.65     19.44         0     20.68         0         0      2.56      57.32
---------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                              80     55.85         0         0         0         0         0      44.15
---------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                           78.44     68.75         0         0         0         0         0      31.25
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 2.0000
max: 6.8900
wa: 5.7141


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
6. Principal Balance

-----------------------------------------------------------------------------------------------------------------------------
Principal Balance                     Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 451    171,300,700.61     19.19     5.768     2.903     2.526          1       707
-----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                 391    166,926,427.09      18.7     5.775      2.91     2.533          1       704
-----------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                 327    156,509,641.30     17.53     5.742     2.877       2.5          1       709
-----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                 166     87,052,298.11      9.75     5.707     2.842     2.465          1       706
-----------------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00                 148     85,590,146.06      9.59     5.746     2.881     2.504          1       700
-----------------------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00                 205    134,710,953.41     15.09     5.642     2.795     2.418          1       713
-----------------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00                  26     20,848,678.01      2.34     5.596     2.731     2.354          1       725
-----------------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00                  28     25,250,804.09      2.83     5.584     2.719     2.342          1       716
-----------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00                16     15,839,287.64      1.77     5.571     2.706     2.329          1       722
-----------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00               4      4,644,350.70      0.52     5.541     2.676     2.299          1       727
-----------------------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00              13     18,424,947.47      2.06     5.481     2.616     2.239          2       723
-----------------------------------------------------------------------------------------------------------------------------
1,500,000.01 - 1,750,000.00               1      1,500,682.07      0.17     5.165       2.3     1.923          5       760
-----------------------------------------------------------------------------------------------------------------------------
1,750,000.01 - 2,000,000.00               1      1,996,589.19      0.22     5.215      2.35     1.973         18       756
-----------------------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00               1      2,204,733.44      0.25     5.165       2.3     1.923          2       785
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Principal Balance                        LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 73.91     17.81      0.22      8.16         0      0.68     28.32       44.8
---------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                 74.83     18.35         0     12.53         0      3.35     25.86      39.91
---------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                  74.6     20.12      0.29     13.18         0       1.2     26.06      39.16
---------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                 74.07     24.62      0.62     18.22         0      2.38     25.42      28.73
---------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00                 75.24     25.79      0.67     14.28         0      0.68     22.25      36.33
---------------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00                 72.47     28.51      0.46     18.53      0.48      2.48        26      23.53
---------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00                 67.86     34.51         0         8         0      4.05     30.77      22.67
---------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00                 68.99     28.85         0     14.16         0         0     25.09       31.9
---------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00               67.79     37.39      6.31      6.29         0         0     31.52      18.48
---------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00             54.33     25.84         0      47.8         0         0         0      26.37
---------------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00             65.77     45.45     15.52      15.7         0         0     16.27       7.06
---------------------------------------------------------------------------------------------------------------------
1,500,000.01 - 1,750,000.00             68.18       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
1,750,000.01 - 2,000,000.00             56.34         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00                65       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 358,283.49
max: 2,204,733.44
avg: 502,137.37


               Top



7. Original Term

-----------------------------------------------------------------------------------------------------------------------------
Original Term                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
360                                   1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original Term                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
360                                     73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------
Total:                                  73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------

min: 360
max: 360
wa: 360


               Top



8. RemTerm

-----------------------------------------------------------------------------------------------------------------------------
RemTerm                               Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
342                                       1      1,996,589.19      0.22     5.215      2.35     1.973         18       756
-----------------------------------------------------------------------------------------------------------------------------
353                                       4      1,624,848.69      0.18     5.859     2.994     2.617          7       693
-----------------------------------------------------------------------------------------------------------------------------
354                                       2        790,626.95      0.09     5.763     2.898     2.521          6       654
-----------------------------------------------------------------------------------------------------------------------------
355                                       9      7,320,270.80      0.82     5.414     2.549     2.172          5       711
-----------------------------------------------------------------------------------------------------------------------------
356                                      12      5,673,644.73      0.64      5.67     2.805     2.428          4       679
-----------------------------------------------------------------------------------------------------------------------------
357                                      29     16,191,315.17      1.81     5.609     2.744     2.367          3       711
-----------------------------------------------------------------------------------------------------------------------------
358                                     126     67,948,801.43      7.61     5.713     2.848     2.471          2       715
-----------------------------------------------------------------------------------------------------------------------------
359                                     985    496,013,297.75     55.56     5.724     2.859     2.482          1       710
-----------------------------------------------------------------------------------------------------------------------------
360                                     610    295,240,844.48     33.07     5.715     2.858     2.481          0       704
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RemTerm                                  LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
342                                     56.34         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
353                                     82.33         0         0         0         0         0     68.04      31.96
---------------------------------------------------------------------------------------------------------------------
354                                     87.66     51.09         0         0         0         0     48.91          0
---------------------------------------------------------------------------------------------------------------------
355                                     73.29     28.88     39.07         0         0         0     26.57       5.47
---------------------------------------------------------------------------------------------------------------------
356                                     77.94      43.5         0     16.56         0         0     32.13       7.81
---------------------------------------------------------------------------------------------------------------------
357                                     74.18     37.72         0     18.27         0         0     33.54      10.47
---------------------------------------------------------------------------------------------------------------------
358                                     74.66        52      0.68     12.56         0         0     13.46      21.31
---------------------------------------------------------------------------------------------------------------------
359                                     73.42     23.56      0.39     15.12      0.13      1.61     25.17      34.02
---------------------------------------------------------------------------------------------------------------------
360                                     72.98     15.22      0.41     11.01         0      2.54     28.69      42.14
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 342
max: 360
wa: 359


               Top



9. Age

-----------------------------------------------------------------------------------------------------------------------------
Age                                   Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0                                       610    295,240,844.48     33.07     5.715     2.858     2.481          0       704
-----------------------------------------------------------------------------------------------------------------------------
1                                       985    496,013,297.75     55.56     5.724     2.859     2.482          1       710
-----------------------------------------------------------------------------------------------------------------------------
2                                       126     67,948,801.43      7.61     5.713     2.848     2.471          2       715
-----------------------------------------------------------------------------------------------------------------------------
3                                        29     16,191,315.17      1.81     5.609     2.744     2.367          3       711
-----------------------------------------------------------------------------------------------------------------------------
4                                        12      5,673,644.73      0.64      5.67     2.805     2.428          4       679
-----------------------------------------------------------------------------------------------------------------------------
5                                         9      7,320,270.80      0.82     5.414     2.549     2.172          5       711
-----------------------------------------------------------------------------------------------------------------------------
6                                         2        790,626.95      0.09     5.763     2.898     2.521          6       654
-----------------------------------------------------------------------------------------------------------------------------
7                                         4      1,624,848.69      0.18     5.859     2.994     2.617          7       693
-----------------------------------------------------------------------------------------------------------------------------
18                                        1      1,996,589.19      0.22     5.215      2.35     1.973         18       756
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Age                                      LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0                                       72.98     15.22      0.41     11.01         0      2.54     28.69      42.14
---------------------------------------------------------------------------------------------------------------------
1                                       73.42     23.56      0.39     15.12      0.13      1.61     25.17      34.02
---------------------------------------------------------------------------------------------------------------------
2                                       74.66        52      0.68     12.56         0         0     13.46      21.31
---------------------------------------------------------------------------------------------------------------------
3                                       74.18     37.72         0     18.27         0         0     33.54      10.47
---------------------------------------------------------------------------------------------------------------------
4                                       77.94      43.5         0     16.56         0         0     32.13       7.81
---------------------------------------------------------------------------------------------------------------------
5                                       73.29     28.88     39.07         0         0         0     26.57       5.47
---------------------------------------------------------------------------------------------------------------------
6                                       87.66     51.09         0         0         0         0     48.91          0
---------------------------------------------------------------------------------------------------------------------
7                                       82.33         0         0         0         0         0     68.04      31.96
---------------------------------------------------------------------------------------------------------------------
18                                      56.34         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 0
max: 18
wa: 1


               Top



10. First Payment Date

-----------------------------------------------------------------------------------------------------------------------------
First Payment Date                    Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
3/1/2004                                  1      1,996,589.19      0.22     5.215      2.35     1.973         18       756
-----------------------------------------------------------------------------------------------------------------------------
2/1/2005                                  4      1,624,848.69      0.18     5.859     2.994     2.617          7       693
-----------------------------------------------------------------------------------------------------------------------------
3/1/2005                                  2        790,626.95      0.09     5.763     2.898     2.521          6       654
-----------------------------------------------------------------------------------------------------------------------------
4/1/2005                                  9      7,320,270.80      0.82     5.414     2.549     2.172          5       711
-----------------------------------------------------------------------------------------------------------------------------
5/1/2005                                 12      5,673,644.73      0.64      5.67     2.805     2.428          4       679
-----------------------------------------------------------------------------------------------------------------------------
6/1/2005                                 29     16,191,315.17      1.81     5.609     2.744     2.367          3       711
-----------------------------------------------------------------------------------------------------------------------------
7/1/2005                                126     67,948,801.43      7.61     5.713     2.848     2.471          2       715
-----------------------------------------------------------------------------------------------------------------------------
8/1/2005                                985    496,013,297.75     55.56     5.724     2.859     2.482          1       710
-----------------------------------------------------------------------------------------------------------------------------
9/1/2005                                609    294,615,844.48        33     5.723     2.858     2.481          0       704
-----------------------------------------------------------------------------------------------------------------------------
10/1/2005                                 1        625,000.00      0.07         2      3.05     2.673          0       721
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
First Payment Date                      LTV       %NoPP      %1S       %1H       %2S       %2H       %3S        %3H
---------------------------------------------------------------------------------------------------------------------
3/1/2004                                56.34         0       100         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
2/1/2005                                82.33         0         0         0         0         0     68.04      31.96
---------------------------------------------------------------------------------------------------------------------
3/1/2005                                87.66     51.09         0         0         0         0     48.91          0
---------------------------------------------------------------------------------------------------------------------
4/1/2005                                73.29     28.88     39.07         0         0         0     26.57       5.47
---------------------------------------------------------------------------------------------------------------------
5/1/2005                                77.94      43.5         0     16.56         0         0     32.13       7.81
---------------------------------------------------------------------------------------------------------------------
6/1/2005                                74.18     37.72         0     18.27         0         0     33.54      10.47
---------------------------------------------------------------------------------------------------------------------
7/1/2005                                74.66        52      0.68     12.56         0         0     13.46      21.31
---------------------------------------------------------------------------------------------------------------------
8/1/2005                                73.42     23.56      0.39     15.12      0.13      1.61     25.17      34.02
---------------------------------------------------------------------------------------------------------------------
9/1/2005                                73.06     15.04      0.41     11.03         0      2.54     28.75      42.23
---------------------------------------------------------------------------------------------------------------------
10/1/2005                               35.71       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------



               Top



11. States

-----------------------------------------------------------------------------------------------------------------------------
States                                Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
AL                                        2      1,050,000.00      0.12     5.729     2.864     2.487          0       716
-----------------------------------------------------------------------------------------------------------------------------
AZ                                       23     11,401,714.82      1.28     5.713     2.848     2.471          1       713
-----------------------------------------------------------------------------------------------------------------------------
CA                                    1,230    627,761,379.24     70.31     5.713     2.852     2.475          1       711
-----------------------------------------------------------------------------------------------------------------------------
CO                                       11      5,172,085.30      0.58     5.506     2.641     2.264          1       712
-----------------------------------------------------------------------------------------------------------------------------
CT                                       12      7,418,479.91      0.83     5.805      2.94     2.563          1       686
-----------------------------------------------------------------------------------------------------------------------------
DC                                        3      1,845,955.03      0.21     5.479     2.614     2.237          1       674
-----------------------------------------------------------------------------------------------------------------------------
DE                                        1        464,889.49      0.05     6.015      3.15     2.773          1       757
-----------------------------------------------------------------------------------------------------------------------------
FL                                       89     44,608,579.73         5     5.683     2.818     2.441          1       700
-----------------------------------------------------------------------------------------------------------------------------
GA                                        5      2,066,406.17      0.23     5.717     2.852     2.475          0       682
-----------------------------------------------------------------------------------------------------------------------------
HI                                        4      2,394,689.31      0.27     5.615      2.75     2.373          0       725
-----------------------------------------------------------------------------------------------------------------------------
IA                                        1        462,894.26      0.05     5.515      2.65     2.273          1       682
-----------------------------------------------------------------------------------------------------------------------------
IL                                       16      8,100,560.27      0.91     5.844     2.979     2.602          0       697
-----------------------------------------------------------------------------------------------------------------------------
LA                                        1        412,000.00      0.05     5.515      2.65     2.273          1       677
-----------------------------------------------------------------------------------------------------------------------------
MA                                       27     12,176,427.50      1.36     5.752     2.887      2.51          1       699
-----------------------------------------------------------------------------------------------------------------------------
MD                                       32     14,900,426.26      1.67      5.68     2.815     2.438          1       698
-----------------------------------------------------------------------------------------------------------------------------
ME                                        2      1,142,000.00      0.13      5.63     2.765     2.388          0       686
-----------------------------------------------------------------------------------------------------------------------------
MI                                        9      3,967,897.17      0.44     5.791     2.926     2.549          1       691
-----------------------------------------------------------------------------------------------------------------------------
MN                                        9      4,274,729.02      0.48      5.66     2.795     2.418          0       709
-----------------------------------------------------------------------------------------------------------------------------
MO                                        1        388,000.00      0.04     5.565       2.7     2.323          0       747
-----------------------------------------------------------------------------------------------------------------------------
NC                                        4      1,934,394.44      0.22     5.525      2.66     2.283          1       706
-----------------------------------------------------------------------------------------------------------------------------
NJ                                       79     37,350,819.31      4.18      5.73     2.865     2.488          1       697
-----------------------------------------------------------------------------------------------------------------------------
NV                                       26     13,982,347.02      1.57     5.746     2.881     2.504          1       715
-----------------------------------------------------------------------------------------------------------------------------
NY                                       75     37,853,713.80      4.24     5.717     2.852     2.475          0       707
-----------------------------------------------------------------------------------------------------------------------------
OR                                        2        895,000.00       0.1     5.755      2.89     2.513          0       735
-----------------------------------------------------------------------------------------------------------------------------
PA                                        5      1,976,281.05      0.22     5.733     2.868     2.491          1       726
-----------------------------------------------------------------------------------------------------------------------------
RI                                        5      2,235,088.48      0.25     5.531     2.666     2.289          1       678
-----------------------------------------------------------------------------------------------------------------------------
SC                                        5      2,132,638.64      0.24     5.713     2.848     2.471          1       741
-----------------------------------------------------------------------------------------------------------------------------
TN                                        2      1,248,808.47      0.14     5.445      2.58     2.203          1       748
-----------------------------------------------------------------------------------------------------------------------------
TX                                        3      1,543,231.46      0.17     5.692     2.827      2.45          1       673
-----------------------------------------------------------------------------------------------------------------------------
UT                                        2        760,000.00      0.09     6.062     3.197      2.82          1       671
-----------------------------------------------------------------------------------------------------------------------------
VA                                       80     35,702,042.36         4     5.756     2.891     2.514          1       706
-----------------------------------------------------------------------------------------------------------------------------
VT                                        1        439,500.00      0.05     5.865         3     2.623          1       653
-----------------------------------------------------------------------------------------------------------------------------
WA                                       10      4,311,260.68      0.48     5.782     2.917      2.54          1       709
-----------------------------------------------------------------------------------------------------------------------------
WI                                        1        426,000.00      0.05     6.015      3.15     2.773          0       677
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
States                                   LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
AL                                      77.55         0         0         0         0         0     42.86      57.14
---------------------------------------------------------------------------------------------------------------------
AZ                                      74.53      4.69         0     14.88         0         0     54.02      26.41
---------------------------------------------------------------------------------------------------------------------
CA                                      73.43      25.9      1.34     16.27         0      1.53     22.93      32.03
---------------------------------------------------------------------------------------------------------------------
CO                                      72.57     33.97         0         0         0         0     41.08      24.94
---------------------------------------------------------------------------------------------------------------------
CT                                      74.31     30.31         0         0         0         0      36.8      32.89
---------------------------------------------------------------------------------------------------------------------
DC                                      70.93         0         0         0         0         0     71.02      28.98
---------------------------------------------------------------------------------------------------------------------
DE                                      77.67         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
FL                                      71.34     10.49         0      6.64         0      3.03     28.84         51
---------------------------------------------------------------------------------------------------------------------
GA                                      78.22     22.16         0         0         0         0     59.84         18
---------------------------------------------------------------------------------------------------------------------
HI                                      69.83         0         0     22.91         0         0     49.94      27.14
---------------------------------------------------------------------------------------------------------------------
IA                                         80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
IL                                      76.33      15.2         0         0      8.02         0     25.04      51.74
---------------------------------------------------------------------------------------------------------------------
LA                                         80         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
MA                                      73.28     11.49         0      3.86         0      3.61     34.22      46.81
---------------------------------------------------------------------------------------------------------------------
MD                                      75.83     20.66         0      2.47         0      2.73     31.62      42.52
---------------------------------------------------------------------------------------------------------------------
ME                                      54.15         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
MI                                      74.49      9.07         0     10.86         0         0     22.73      57.34
---------------------------------------------------------------------------------------------------------------------
MN                                      79.53     37.55         0         0         0         0      23.8      38.65
---------------------------------------------------------------------------------------------------------------------
MO                                         80         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
NC                                      61.87     57.15         0         0         0     42.85         0          0
---------------------------------------------------------------------------------------------------------------------
NJ                                      74.04     23.33         0      3.15         0      1.87     31.61      40.04
---------------------------------------------------------------------------------------------------------------------
NV                                      75.14     11.64         0     32.84         0         0     38.89      16.63
---------------------------------------------------------------------------------------------------------------------
NY                                      70.98     18.16         0      5.32         0      2.55     28.25      45.72
---------------------------------------------------------------------------------------------------------------------
OR                                      77.91         0         0         0         0         0       100          0
---------------------------------------------------------------------------------------------------------------------
PA                                      79.83     19.99         0         0         0         0     18.22       61.8
---------------------------------------------------------------------------------------------------------------------
RI                                      71.09     46.15         0     16.78         0         0     18.46      18.61
---------------------------------------------------------------------------------------------------------------------
SC                                      78.46      64.4         0         0         0         0     18.76      16.84
---------------------------------------------------------------------------------------------------------------------
TN                                      70.32     39.94         0         0         0         0     60.06          0
---------------------------------------------------------------------------------------------------------------------
TX                                      69.13     28.44         0         0         0         0     43.95       27.6
---------------------------------------------------------------------------------------------------------------------
UT                                      73.11         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
VA                                      74.34     13.75         0      8.89         0      3.35     26.80      47.21
---------------------------------------------------------------------------------------------------------------------
VT                                         75       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
WA                                      73.17     20.36         0         0         0         0     35.84       43.8
---------------------------------------------------------------------------------------------------------------------
WI                                      77.45         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


               Top



12. City

-----------------------------------------------------------------------------------------------------------------------------
City                                  Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                              57     30,946,692.69      3.47     5.634     2.769     2.392          1       713
-----------------------------------------------------------------------------------------------------------------------------
SAN JOSE                                 55     27,761,726.97      3.11     5.716     2.851     2.474          1       715
-----------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                36     17,253,615.30      1.93     5.781     2.916     2.539          1       720
-----------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                            29     17,094,997.23      1.91      5.72     2.855     2.478          1       738
-----------------------------------------------------------------------------------------------------------------------------
IRVINE                                   17      8,750,772.03      0.98     5.617     2.752     2.375          1       712
-----------------------------------------------------------------------------------------------------------------------------
CORONA                                   19      8,657,758.80      0.97     5.559     2.694     2.317          1       717
-----------------------------------------------------------------------------------------------------------------------------
BROOKLYN                                 13      6,944,450.91      0.78     5.835      2.97     2.593          0       696
-----------------------------------------------------------------------------------------------------------------------------
SANTA ROSA                               14      6,913,860.77      0.77     5.588     2.723     2.346          1       703
-----------------------------------------------------------------------------------------------------------------------------
FULLERTON                                13      6,869,938.45      0.77     5.777     2.912     2.535          1       706
-----------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                14      6,836,225.71      0.77     5.821     2.956     2.579          2       697
-----------------------------------------------------------------------------------------------------------------------------
OAKLAND                                  13      6,734,573.45      0.75     5.816     2.951     2.574          1       699
-----------------------------------------------------------------------------------------------------------------------------
ELK GROVE                                15      6,434,763.75      0.72     5.712     2.847      2.47          1       711
-----------------------------------------------------------------------------------------------------------------------------
Other                                 1,483    741,600,863.13     83.06     5.716     2.854     2.477          1       707
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
City                                     LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
LOS ANGELES                             71.53     22.97         0     22.93         0         0     27.69      26.41
---------------------------------------------------------------------------------------------------------------------
SAN JOSE                                73.47      9.52       3.6        23         0      4.04     26.77      33.06
---------------------------------------------------------------------------------------------------------------------
SAN DIEGO                               75.82      24.8         0     11.97         0       2.5     29.19      31.54
---------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                           70.68     44.47         0     21.69         0      4.94      8.65      20.24
---------------------------------------------------------------------------------------------------------------------
IRVINE                                  74.34     37.82         0     14.66         0         0     42.33       5.19
---------------------------------------------------------------------------------------------------------------------
CORONA                                  77.06     12.81      6.27     16.04         0         0     40.05      24.83
---------------------------------------------------------------------------------------------------------------------
BROOKLYN                                71.95       8.4         0     10.08         0      7.23     24.89       49.4
---------------------------------------------------------------------------------------------------------------------
SANTA ROSA                              74.77     29.71      6.66     22.67         0      7.85     18.82      14.28
---------------------------------------------------------------------------------------------------------------------
FULLERTON                               76.25     22.11         0     22.02         0         0      5.81      50.06
---------------------------------------------------------------------------------------------------------------------
LAS VEGAS                               79.78     12.03         0      9.49         0         0     50.33      28.16
---------------------------------------------------------------------------------------------------------------------
OAKLAND                                 73.59     25.49         0      29.7         0         0     20.57      24.23
---------------------------------------------------------------------------------------------------------------------
ELK GROVE                               75.95     20.67         0      13.1         0         0      24.9      41.32
---------------------------------------------------------------------------------------------------------------------
Other                                   73.32     23.48      0.87     12.23      0.09      1.62      25.6      36.11
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


               Top



13. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
Original LTV                          Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                           42     21,178,266.90      2.37     5.499      2.75     2.373          1       742
-----------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                         104     57,364,652.67      6.43     5.563     2.698     2.321          1       716
-----------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                         325    182,127,013.78      20.4     5.631     2.766     2.389          1       713
-----------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                         385    200,992,228.11     22.51     5.808     2.943     2.566          1       698
-----------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                         894    418,337,814.74     46.86     5.736     2.871     2.494          1       709
-----------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                           9      3,948,412.38      0.44     5.756     2.891     2.514          1       701
-----------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                          12      5,733,859.58      0.64     5.748     2.883     2.506          2       684
-----------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                           7      3,117,991.03      0.35     5.724     2.859     2.482          2       700
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Original LTV                             LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                          41.76     25.95         0      8.87         0       2.2     29.36      33.62
---------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                         56.66      15.7      3.48     12.86         0      2.37     34.55      31.05
---------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                          66.7     24.94      0.82     12.45      0.36      2.17     28.76      30.51
---------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                         73.92     24.74      1.17     12.65         0      0.73     21.74      38.97
---------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                         79.49     22.28      0.62     14.84         0      1.97     25.04      35.25
---------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                         84.41     11.09         0         0         0         0     19.61       69.3
---------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                         88.97     59.52         0         0         0         0     17.64      22.84
---------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                         94.01     48.48         0        16         0         0     23.79      11.73
--------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 18.608
max: 95.000
wa: 73.400


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
14. FICO

-----------------------------------------------------------------------------------------------------------------------------
FICO                                  Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
620 - 659                               244    115,268,641.12     12.91     5.815      2.95     2.573          1       643
-----------------------------------------------------------------------------------------------------------------------------
660 - 699                               607    299,953,096.65      33.6     5.744     2.879     2.502          1       678
-----------------------------------------------------------------------------------------------------------------------------
700 - 749                               549    280,147,518.07     31.38     5.687     2.831     2.454          1       723
-----------------------------------------------------------------------------------------------------------------------------
750 - 799                               358    187,570,541.01     21.01     5.654     2.789     2.412          1       771
-----------------------------------------------------------------------------------------------------------------------------
800 - 819                                20      9,860,442.34       1.1      5.56     2.695     2.318          1       806
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
FICO                                     LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
620 - 659                               74.06     19.27         0     11.18         0       0.4      24.5      44.65
---------------------------------------------------------------------------------------------------------------------
660 - 699                               74.24     20.97      0.19     11.44      0.22      2.46     24.33      40.39
---------------------------------------------------------------------------------------------------------------------
700 - 749                               73.58     22.03      1.76     15.61         0      1.27     26.85      32.47
---------------------------------------------------------------------------------------------------------------------
750 - 799                               71.46     31.06      1.56     14.73         0      2.18     26.96      23.52
---------------------------------------------------------------------------------------------------------------------
800 - 819                               71.79      31.7         0     13.84         0         0     23.94      30.52
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

nzmin: 620
max: 816
nzwa: 709


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
15. PMI

-----------------------------------------------------------------------------------------------------------------------------
PMI                                   Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
OLTV<=80                              1,750    879,999,976.20     98.57     5.714     2.851     2.474          1       709
-----------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                   24     10,705,236.71       1.2     5.731     2.866     2.489          2       684
-----------------------------------------------------------------------------------------------------------------------------
Uninsured and OLTV > 80%                  4      2,095,026.28      0.23     5.813     2.948     2.571          1       743
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
PMI                                      LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
OLTV<=80                                73.18     23.05      0.96     13.57      0.07      1.76     25.78      34.81
---------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                  88.09     39.74         0         0         0         0     23.61      36.65
---------------------------------------------------------------------------------------------------------------------
Uninsured and OLTV > 80%                92.36     52.87         0     23.81         0         0         0      23.32
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


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
16. Property Type

-----------------------------------------------------------------------------------------------------------------------------
Property Type                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
Condominium                             154     74,465,242.84      8.34     5.687     2.822     2.445          1       717
-----------------------------------------------------------------------------------------------------------------------------
Multi Family                             26     15,433,613.42      1.73     5.715      2.85     2.473          1       707
-----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                331    165,695,988.17     18.56     5.673     2.823     2.446          1       708
-----------------------------------------------------------------------------------------------------------------------------
Single Family                         1,257    632,787,306.77     70.88     5.728     2.863     2.486          1       708
-----------------------------------------------------------------------------------------------------------------------------
Townhouse                                10      4,418,087.99      0.49     5.772     2.907      2.53          1       705
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Property Type                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Condominium                             74.31      24.9         0     22.64         0      2.46     26.66      23.34
---------------------------------------------------------------------------------------------------------------------
Multi Family                            71.84     25.27         0     11.61         0      3.25     16.79      43.07
---------------------------------------------------------------------------------------------------------------------
Planned Unit Development                73.76     21.89       0.9     11.56         0      1.82     33.39      30.44
---------------------------------------------------------------------------------------------------------------------
Single Family                           73.23     23.55       1.1     12.98       0.1       1.6     23.76      36.91
---------------------------------------------------------------------------------------------------------------------
Townhouse                               74.68     10.41         0         0         0         0     29.46      60.13
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


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
17. Occupancy Code

-----------------------------------------------------------------------------------------------------------------------------
Occupancy Code                        Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
Investment                               39     20,862,071.90      2.34     5.834     3.086     2.709          1       749
-----------------------------------------------------------------------------------------------------------------------------
Primary                               1,704    855,096,948.96     95.78     5.713     2.848     2.471          1       707
-----------------------------------------------------------------------------------------------------------------------------
Secondary                                35     16,841,218.33      1.89      5.62     2.755     2.378          1       729
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Occupancy Code                           LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
Investment                              72.39     56.91         0     27.03         0         0      9.78       6.27
---------------------------------------------------------------------------------------------------------------------
Primary                                 73.49     22.42      0.99     13.16      0.08      1.77     25.89       35.7
---------------------------------------------------------------------------------------------------------------------
Secondary                               69.98     27.42         0     10.46         0      2.25     35.21      24.67
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------



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
18. Purpose

-----------------------------------------------------------------------------------------------------------------------------
Purpose                               Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
CashOut                               1,016    506,086,962.13     56.69     5.757     2.892     2.515          1       705
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                542    272,087,091.97     30.48      5.68     2.815     2.438          1       717
-----------------------------------------------------------------------------------------------------------------------------
RateTerm                                220    114,626,185.09     12.84     5.607     2.763     2.386          1       704
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Purpose                                  LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
CashOut                                  71.2     18.92      0.67     12.57      0.13      1.89     27.71      38.11
---------------------------------------------------------------------------------------------------------------------
Purchase                                77.55     28.88      1.16     17.25         0      1.34     23.11      28.26
---------------------------------------------------------------------------------------------------------------------
RateTerm                                73.25     29.57      1.64      8.17         0      1.99      22.9      35.72
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


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
19. Documentation Type

-----------------------------------------------------------------------------------------------------------------------------
Documentation Type                    Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
F - Full Doc                            217    111,303,086.25     12.47     5.554     2.689     2.312          1       714
-----------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                  287    136,021,192.19     15.24     5.823     2.958     2.581          1       709
-----------------------------------------------------------------------------------------------------------------------------
R - Stated Income                     1,243    632,314,918.14     70.82     5.726     2.865     2.488          1       706
-----------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                         31     13,161,042.61      1.47     5.362     2.497      2.12          1       761
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Documentation Type                       LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
F - Full Doc                            75.25      32.1         0      8.68         0      1.28     31.08      26.87
---------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                   69.2     14.56      0.28     10.51      0.48      1.73     24.28      48.16
---------------------------------------------------------------------------------------------------------------------
R - Stated Income                       74.07     23.47      1.27     14.76         0      1.71     24.86      33.93
---------------------------------------------------------------------------------------------------------------------
X - Fast Forward                        68.98     32.43         0     20.06         0      6.79     35.02        5.7
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------



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
20. Lien Position

-----------------------------------------------------------------------------------------------------------------------------
Lien Position                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                     1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Lien Position                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1                                       73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------
Total:                                  73.4      23.32      0.95     13.43      0.07      1.73     25.69      34.8
---------------------------------------------------------------------------------------------------------------------



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
21. Gross Margins

-----------------------------------------------------------------------------------------------------------------------------
Gross Margins                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            10      5,347,136.77       0.6      4.79     1.925     1.548          1       728
-----------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           200    113,622,775.72     12.73     5.227     2.362     1.985          1       727
-----------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         1,008    511,544,532.84      57.3      5.67     2.805     2.428          1       709
-----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                           551    257,720,130.82     28.87      6.02     3.165     2.788          1       699
-----------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                             7      3,590,463.04       0.4     6.531     3.666     3.289          2       704
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             2        975,200.00      0.11      6.89     4.025     3.648          1       724
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Gross Margins                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            78.2     30.62         0         0         0         0     42.94      26.44
---------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           70.86     49.44      4.82     19.91         0      4.75     13.27       7.81
---------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                           72.65     24.26      0.49     15.87      0.13      1.97      34.9      22.39
---------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                            75.8       9.1      0.18      6.11         0         0        13      71.61
---------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                           79.37     52.95         0     10.23         0         0         0      36.82
---------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                              80       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 1.550
max: 4.025
wa: 2.852


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
22. Life Time Cap

-----------------------------------------------------------------------------------------------------------------------------
Life Time Cap                         Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
8.95                                      4      2,063,988.48      0.23      5.72     2.855     2.478          1       696
-----------------------------------------------------------------------------------------------------------------------------
9.75                                      1        447,000.00      0.05     5.465       2.6     2.223          1       621
-----------------------------------------------------------------------------------------------------------------------------
9.95                                  1,767    887,208,149.20     99.37     5.714     2.851     2.474          1       709
-----------------------------------------------------------------------------------------------------------------------------
10.325                                    1        708,750.00      0.08     5.665       2.8     2.423          1       745
-----------------------------------------------------------------------------------------------------------------------------
10.7                                      1        622,500.00      0.07     6.215      3.35     2.973          1       795
-----------------------------------------------------------------------------------------------------------------------------
10.95                                     3      1,250,874.63      0.14     5.601     2.736     2.359          2       660
-----------------------------------------------------------------------------------------------------------------------------
11.95                                     1        498,976.88      0.06     6.365       3.5     3.123          1       786
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Life Time Cap                            LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
8.95                                    71.66     38.95         0         0         0         0     61.05          0
---------------------------------------------------------------------------------------------------------------------
9.75                                    79.82         0         0       100         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
9.95                                     73.4     23.13      0.95     13.42      0.07      1.74     25.71      34.96
---------------------------------------------------------------------------------------------------------------------
10.325                                     75       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
10.7                                       75       100         0         0         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
10.95                                   76.99     69.85         0     30.15         0         0         0          0
---------------------------------------------------------------------------------------------------------------------
11.95                                   55.87         0         0         0         0         0         0        100
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

min: 8.950
max: 11.950
wa: 9.951


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
23. Months to Roll

-----------------------------------------------------------------------------------------------------------------------------
Months to Roll                        Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
1                                     1,776    891,737,432.33     99.88     5.717     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------
2                                         2      1,062,806.86      0.12     3.675     3.112     2.735          0       684
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Months to Roll                           LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
1                                       73.43     23.28      0.95     13.45      0.07      1.74     25.72      34.79
---------------------------------------------------------------------------------------------------------------------
2                                       49.23     58.81         0         0         0         0         0      41.19
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------

nzmin: 1
max: 2
nzwa: 1


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
24. NegAm Limit

-----------------------------------------------------------------------------------------------------------------------------
NegAm Limit                           Count        Balance       Percent    GWAC     Margin   Net Margin     Age       FICO
-----------------------------------------------------------------------------------------------------------------------------
110%                                  1,646    820,188,780.62     91.87     5.713     2.851     2.474          1       706
-----------------------------------------------------------------------------------------------------------------------------
115%                                    132     72,611,458.57      8.13     5.723     2.858     2.481          1       737
-----------------------------------------------------------------------------------------------------------------------------
Total:                                1,778    892,800,239.19       100     5.714     2.852     2.475          1       709
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
NegAm Limit                              LTV      %NoPP      %1S       %1H       %2S       %2H       %3S       %3H
---------------------------------------------------------------------------------------------------------------------
110%                                    73.25     23.38      0.91     13.15      0.08      1.89     25.37      35.22
---------------------------------------------------------------------------------------------------------------------
115%                                     75.1     22.71      1.38     16.59         0         0     29.31      30.01
---------------------------------------------------------------------------------------------------------------------
Total:                                   73.4     23.32      0.95     13.43      0.07      1.73     25.69       34.8
---------------------------------------------------------------------------------------------------------------------


               Top


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the ("SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the ("SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                             Goldman, Sachs & Co.
                                INDX 2005-AR18
                           Cut-off - August 1, 2005
       Statistical Cut-off date for GWAC and NetWAC is September 1, 2005
                                  All records


Selection Criteria: All records
Table of Contents

1. Stats
--------
2. Prepayment Penalty
---------------------
3. Group
--------
4. Original Rate
----------------
5. Current Rate
---------------
6. Principal Balance
--------------------
7. Original Term
----------------
8. RemTerm
----------
9. Age
------
10. First Payment Date
----------------------
11. States
----------
12. City
--------
13. Original LTV
----------------
14. FICO
--------
15. PMI
-------
16. Property Type
-----------------
17. Occupancy Code
------------------
18. Purpose
-----------
19. Documentation Type
----------------------
20. Lien Position
-----------------
21. Gross Margins
-----------------
22. Life Time Cap
-----------------
23. Months to Roll
------------------
24. NegAm Limit
---------------



1. Stats

As of Date: 20050801
Count: 5,170
Current Balance: $1,680,439,259.20
AverageCurBal: $325,036.61
OrigWAC: 1.059
GWAC: 5.7991
NetWAC: 5.4221
GrossMargin: 2.9361
NetMargin: 2.5591
FICO: 708
Original LTV: 72.93
%CA: 54.73%
WALA: 1
OrigTerm: 360
WAM: 359
InitPerCap: 0.000
PerCap: 0.000
MaxRate: 9.9506
MTR: 1
Maximum 1 Zip Concentration: 0.479%

                                      Top

2. Prepayment Penalty

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                  Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
No Prepay                               832      316,469,475.21      18.83    5.641     2.783     2.406     1    715    73.92
--------------------------------------------------------------------------------------------------------------------------------
1YR SOFT                                 17       10,094,526.51        0.6    5.433     2.568     2.191     5    729    70.36
--------------------------------------------------------------------------------------------------------------------------------
1YR HARD                                374      157,809,681.90       9.39    5.608     2.743     2.366     1    717    74.11
--------------------------------------------------------------------------------------------------------------------------------
2YR SOFT                                  2          864,487.64       0.05    5.528     2.663     2.286     1    693    66.26
--------------------------------------------------------------------------------------------------------------------------------
2YR HARD                                 61       22,394,161.14       1.33    5.562     2.697      2.32     1    709     71.8
--------------------------------------------------------------------------------------------------------------------------------
3YR SOFT                              1,353      442,014,545.94       26.3    5.754     2.889     2.512     1    710    72.43
--------------------------------------------------------------------------------------------------------------------------------
3YR HARD                              2,531      730,792,380.86      43.49    5.949     3.085     2.708     1    702    72.62
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Prepayment Penalty        %NoPP    %1S     %1H    %2S    %2H    %3S     %3H
------------------------------------------------------------------------------
No Prepay                     100      0       0     0       0      0       0
------------------------------------------------------------------------------
1YR SOFT                        0    100       0     0       0      0       0
------------------------------------------------------------------------------
1YR HARD                        0      0     100     0       0      0       0
------------------------------------------------------------------------------
2YR SOFT                        0      0       0   100       0      0       0
------------------------------------------------------------------------------
2YR HARD                        0      0       0     0     100      0       0
------------------------------------------------------------------------------
3YR SOFT                        0      0       0     0       0    100       0
------------------------------------------------------------------------------
3YR HARD                        0      0       0     0       0      0     100
------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33   26.3   43.49
------------------------------------------------------------------------------


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


3. Group

--------------------------------------------------------------------------------------------------------------------------------
Group                               Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
Group 1 - Conforming                  3,392      787,639,020.01      46.87    5.896     3.032     2.655     1    708    72.39
--------------------------------------------------------------------------------------------------------------------------------
Group 2 - Jumbo                       1,778      892,800,239.19      53.13    5.714     2.852     2.475     1    709    73.40
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Group                     %NoPP    %1S     %1H    %2S    %2H    %3S     %3H
------------------------------------------------------------------------------
Group 1 - Conforming        13.74   0.21    4.81  0.03    0.88   26.99   53.34
------------------------------------------------------------------------------
Group 2 - Jumbo             23.32   0.95   13.43  0.07    1.73   25.69    34.8
------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3   43.49
------------------------------------------------------------------------------


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


4. Original Rate

--------------------------------------------------------------------------------------------------------------------------------
Original Rate                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                         4,690    1,555,494,520.30      92.56    5.788     2.923     2.546     1    707    72.54
--------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                            34       10,131,954.78        0.6    5.781     2.916     2.539     4    675    84.16
--------------------------------------------------------------------------------------------------------------------------------
1.251 - 1.500                            78       27,374,417.01       1.63    6.036     3.171     2.794     1    744    74.07
--------------------------------------------------------------------------------------------------------------------------------
1.501 - 1.750                            16        6,954,714.94       0.41    6.065       3.2     2.823     1    734    74.02
--------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                           346       78,196,180.38       4.65     5.91     3.076     2.699     1    721    78.32
--------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.250                             3        1,357,823.53       0.08     6.08     3.215     2.838     2    761    86.79
--------------------------------------------------------------------------------------------------------------------------------
2.251 - 2.500                             3          929,648.26       0.06    6.259     3.394     3.017     2    711    85.54
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 0.990
max: 2.500
wa: 1.059


----------------------------------------------------------------------------------
Original Rate             %NoPP    %1S     %1H    %2S    %2H    %3S         %3H
----------------------------------------------------------------------------------
0.751 - 1.000               17.46    0.6    9.34  0.06    1.42    26.47     44.65
----------------------------------------------------------------------------------
1.001 - 1.250               44.99      0       0     0       0    55.01         0
----------------------------------------------------------------------------------
1.251 - 1.500               52.55   1.13   29.19     0       0     7.88      9.25
----------------------------------------------------------------------------------
1.501 - 1.750               75.79      0    5.28     0       0      5.3     13.64
----------------------------------------------------------------------------------
1.751 - 2.000               24.06   0.55    5.09     0    0.39    28.03     41.88
----------------------------------------------------------------------------------
2.001 - 2.250               81.15      0   18.85     0       0        0         0
----------------------------------------------------------------------------------
2.251 - 2.500                77.6      0       0     0       0     22.4         0
----------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33     26.3     43.49
----------------------------------------------------------------------------------
min: 0.990
max: 2.500
wa: 1.059





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


5. Current Rate

--------------------------------------------------------------------------------------------------------------------------------
Current Rate                        Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0.751 - 1.000                             1          154,000.00       0.01        1      3.05     2.673     0    809    57.04
--------------------------------------------------------------------------------------------------------------------------------
1.751 - 2.000                             1          625,000.00       0.04        2      3.05     2.673     0    721    35.71
--------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                             1          630,482.98       0.04    4.415      1.55     1.173     3    805       80
--------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                            33       13,729,310.98       0.82    4.892     2.027      1.65     1    731    74.62
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                           135       61,546,431.86       3.66    5.137     2.272     1.895     2    724    70.95
--------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.500                           385      152,273,597.82       9.06    5.382     2.517      2.14     1    719    72.58
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.750                         1,168      428,446,785.45       25.5    5.633     2.768     2.391     1    715    70.95
--------------------------------------------------------------------------------------------------------------------------------
5.751 - 6.000                         1,731      551,012,379.40      32.79    5.863     2.998     2.621     1    708    72.89
--------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.250                         1,457      403,742,690.65      24.03    6.092     3.227      2.85     1    698    75.09
--------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.500                           230       60,792,088.46       3.62    6.325      3.46     3.083     1    688    75.22
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.750                            23        5,718,554.37       0.34    6.594     3.729     3.352     1    698    75.37
--------------------------------------------------------------------------------------------------------------------------------
6.751 - 7.000                             5        1,767,937.23       0.11    6.864     3.999     3.622     2    697    78.23
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 1.0000
max: 6.9150
wa: 5.7991


----------------------------------------------------------------------------------
Current Rate              %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
0.751 - 1.000                   0      0       0     0       0       0       100
----------------------------------------------------------------------------------
1.751 - 2.000                 100      0       0     0       0       0         0
----------------------------------------------------------------------------------
4.251 - 4.500                 100      0       0     0       0       0         0
----------------------------------------------------------------------------------
4.751 - 5.000               27.19      0    4.88     0    3.75    24.3     39.88
----------------------------------------------------------------------------------
5.001 - 5.250               49.87   8.27   12.47     0    4.07   17.24      8.08
----------------------------------------------------------------------------------
5.251 - 5.500               36.34    0.9   28.57  0.14     4.7   20.88      8.47
----------------------------------------------------------------------------------
5.501 - 5.750               22.98    0.5   13.92  0.15    1.12   37.65     23.67
----------------------------------------------------------------------------------
5.751 - 6.000               16.99    0.1    5.56     0    1.06   34.19     42.09
----------------------------------------------------------------------------------
6.001 - 6.250                 5.7   0.17    2.08     0    0.35   10.37     81.33
----------------------------------------------------------------------------------
6.251 - 6.500               13.46   0.42   10.02     0    0.22    6.93     68.94
----------------------------------------------------------------------------------
6.501 - 6.750                  21      0   20.57     0       0    8.29     50.14
----------------------------------------------------------------------------------
6.751 - 7.000               55.16      0       0     0       0       0     44.84
----------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------
min: 1.0000
max: 6.9150
wa: 5.7991


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


6. Principal Balance

--------------------------------------------------------------------------------------------------------------------------------
Principal Balance                   Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                          2          100,000.00       0.01    6.365       3.5     3.123     1    669    47.4
--------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00                  136       11,309,136.97       0.67    5.923     3.058     2.681     1    719    63.9
--------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                 461       59,045,976.01       3.51    5.891     3.026     2.649     1    712    70.02
--------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 200,000.00                 657      116,882,991.31       6.96    5.885     3.026     2.649     1    707    70.96
--------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 250,000.00                 698      158,497,538.54       9.43    5.903     3.038     2.661     1    707    71.68
--------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                 355       93,378,060.56       5.56    5.903     3.038     2.661     1    708    72.96
--------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 350,000.00                 942      294,378,089.31      17.52    5.897     3.032     2.655     1    707    74.03
--------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 559      210,429,906.57      12.52    5.788     2.923     2.546     1    706    73.56
--------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 450,000.00                 410      175,087,568.41      10.42    5.779     2.914     2.537     1    705     74.6
--------------------------------------------------------------------------------------------------------------------------------
450,000.01 - 500,000.00                 337      161,206,527.64       9.59    5.747     2.882     2.505     1    709    74.54
--------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 550,000.00                 170       89,112,291.80        5.3    5.709     2.844     2.467     1    707    74.18
--------------------------------------------------------------------------------------------------------------------------------
550,000.01 - 600,000.00                 148       85,590,146.06       5.09    5.746     2.881     2.504     1    700    75.24
--------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 750,000.00                 205      134,710,953.41       8.02    5.642     2.795     2.418     1    713    72.47
--------------------------------------------------------------------------------------------------------------------------------
750,000.01 - 850,000.00                  26       20,848,678.01       1.24    5.596     2.731     2.354     1    725    67.86
--------------------------------------------------------------------------------------------------------------------------------
850,000.01 - 950,000.00                  28       25,250,804.09        1.5    5.584     2.719     2.342     1    716    68.99
--------------------------------------------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00                16       15,839,287.64       0.94    5.571     2.706     2.329     1    722    67.79
--------------------------------------------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00               4        4,644,350.70       0.28    5.541     2.676     2.299     1    727    54.33
--------------------------------------------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00              13       18,424,947.47        1.1    5.481     2.616     2.239     2    723    65.77
--------------------------------------------------------------------------------------------------------------------------------
1,500,000.01 - 1,750,000.00               1        1,500,682.07       0.09    5.165       2.3     1.923     5    760    68.18
--------------------------------------------------------------------------------------------------------------------------------
1,750,000.01 - 2,000,000.00               1        1,996,589.19       0.12    5.215      2.35     1.973    18    756    56.34
--------------------------------------------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00               1        2,204,733.44       0.13    5.165       2.3     1.923     2    785       65
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 50,000.00
max: 2,204,733.44
avg: 325,036.61


------------------------------------------------------------------------------------------
Principal Balance                 %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
------------------------------------------------------------------------------------------
0.01 - 50,000.00                        0      0       0     0       0       0       100
------------------------------------------------------------------------------------------
50,000.01 - 100,000.00              14.02      0    1.39     0    1.48   12.15     70.96
------------------------------------------------------------------------------------------
100,000.01 - 150,000.00             10.59   0.21    2.26     0    0.91   25.86     60.17
------------------------------------------------------------------------------------------
150,000.01 - 200,000.00             10.83    0.3    2.88     0    0.93   24.26     60.79
------------------------------------------------------------------------------------------
200,000.01 - 250,000.00              11.6   0.42    3.83  0.14    0.85   27.66     55.51
------------------------------------------------------------------------------------------
250,000.01 - 275,000.00             14.63   0.55    5.08     0    0.86    28.2     50.68
------------------------------------------------------------------------------------------
275,000.01 - 350,000.00              15.7      0    6.49     0    0.75      28     49.06
------------------------------------------------------------------------------------------
350,000.01 - 400,000.00             18.77   0.18    7.67     0    0.72   28.68     43.98
------------------------------------------------------------------------------------------
400,000.01 - 450,000.00             17.49      0    12.2     0    3.43   25.67     41.21
------------------------------------------------------------------------------------------
450,000.01 - 500,000.00             19.83   0.29   12.79     0    1.17   26.17     39.75
------------------------------------------------------------------------------------------
500,000.01 - 550,000.00             24.05   0.61   18.37     0    2.33   24.83     29.81
------------------------------------------------------------------------------------------
550,000.01 - 600,000.00             25.79   0.67   14.28     0    0.68   22.25     36.33
------------------------------------------------------------------------------------------
600,000.01 - 750,000.00             28.51   0.46   18.53  0.48    2.48      26     23.53
------------------------------------------------------------------------------------------
750,000.01 - 850,000.00             34.51      0       8     0    4.05   30.77     22.67
------------------------------------------------------------------------------------------
850,000.01 - 950,000.00             28.85      0   14.16     0       0   25.09      31.9
------------------------------------------------------------------------------------------
950,000.01 - 1,000,000.00           37.39   6.31    6.29     0       0   31.52     18.48
------------------------------------------------------------------------------------------
1,000,000.01 - 1,250,000.00         25.84      0    47.8     0       0       0     26.37
------------------------------------------------------------------------------------------
1,250,000.01 - 1,500,000.00         45.45   15.5    15.7     0       0   16.27      7.06
------------------------------------------------------------------------------------------
1,500,000.01 - 1,750,000.00           100      0       0     0       0       0         0
------------------------------------------------------------------------------------------
1,750,000.01 - 2,000,000.00             0    100       0     0       0       0         0
------------------------------------------------------------------------------------------
2,000,000.01 - 2,250,000.00           100      0       0     0       0       0         0
------------------------------------------------------------------------------------------
Total:                              18.83    0.6    9.39  0.05    1.33    26.3     43.49
------------------------------------------------------------------------------------------
min: 50,000.00
max: 2,204,733.44
avg: 325,036.61






               Top



7. Original Term

--------------------------------------------------------------------------------------------------------------------------------
Original Term                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
360                                   5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 360
max: 360
wa: 360


----------------------------------------------------------------------------------
Original Term            %NoPP    %1S     %1H    %2S    %2H    %3S     %3H
----------------------------------------------------------------------------------
360                        18.83    0.6    9.39  0.05    1.33   26.3    43.49
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33   26.3    43.49
----------------------------------------------------------------------------------
min: 360
max: 360
wa: 360

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


8. RemTerm

--------------------------------------------------------------------------------------------------------------------------------
RemTerm                             Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
342                                       1        1,996,589.19       0.12    5.215      2.35     1.973    18    756    56.34
--------------------------------------------------------------------------------------------------------------------------------
352                                       1          190,852.28       0.01    5.915      3.05     2.673     8    692       80
--------------------------------------------------------------------------------------------------------------------------------
353                                       8        2,710,119.50       0.16    5.799     2.934     2.557     7    685    77.55
--------------------------------------------------------------------------------------------------------------------------------
354                                       6        1,415,412.17       0.08    5.839     2.974     2.597     6    657    85.57
--------------------------------------------------------------------------------------------------------------------------------
355                                      19        9,716,548.51       0.58     5.53     2.665     2.288     5    707    74.47
--------------------------------------------------------------------------------------------------------------------------------
356                                      23        8,272,391.68       0.49    5.637     2.772     2.395     4    688     79.4
--------------------------------------------------------------------------------------------------------------------------------
357                                      62       24,931,274.91       1.48    5.689     2.824     2.447     3    715    75.29
--------------------------------------------------------------------------------------------------------------------------------
358                                     299      109,925,025.86       6.54    5.785      2.92     2.543     2    712    74.86
--------------------------------------------------------------------------------------------------------------------------------
359                                   2,734      902,381,784.97       53.7    5.799     2.934     2.557     1    710    72.81
--------------------------------------------------------------------------------------------------------------------------------
360                                   2,017      618,899,260.13      36.83    5.815     2.955     2.578     0    705    72.55
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 342
max: 360
wa: 359


----------------------------------------------------------------------------------
RemTerm                  %NoPP    %1S     %1H    %2S    %2H    %3S        %3H
----------------------------------------------------------------------------------
342                            0    100       0     0       0       0         0
----------------------------------------------------------------------------------
352                            0      0       0     0       0     100         0
----------------------------------------------------------------------------------
353                        30.14      0       0     0       0    50.7     19.16
----------------------------------------------------------------------------------
354                        37.13      0       0     0       0   62.87         0
----------------------------------------------------------------------------------
355                        32.49   29.4       0     0       0   25.82     12.25
----------------------------------------------------------------------------------
356                        45.46      0    14.3     0       0   34.86      5.36
----------------------------------------------------------------------------------
357                        35.07      0    17.1     0       0   30.02     17.81
----------------------------------------------------------------------------------
358                        47.92   0.42    9.86   0.2       0   16.36     25.25
----------------------------------------------------------------------------------
359                        19.52   0.37   11.08  0.07    1.25    26.2      41.5
----------------------------------------------------------------------------------
360                        11.41   0.24    6.71     0    1.79   27.83     52.03
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------
min: 342
max: 360
wa: 359


               Top



9. Age

--------------------------------------------------------------------------------------------------------------------------------
Age                                 Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0                                     2,017      618,899,260.13      36.83    5.815     2.955     2.578     0    705    72.55
--------------------------------------------------------------------------------------------------------------------------------
1                                     2,734      902,381,784.97       53.7    5.799     2.934     2.557     1    710    72.81
--------------------------------------------------------------------------------------------------------------------------------
2                                       299      109,925,025.86       6.54    5.785      2.92     2.543     2    712    74.86
--------------------------------------------------------------------------------------------------------------------------------
3                                        62       24,931,274.91       1.48    5.689     2.824     2.447     3    715    75.29
--------------------------------------------------------------------------------------------------------------------------------
4                                        23        8,272,391.68       0.49    5.637     2.772     2.395     4    688     79.4
--------------------------------------------------------------------------------------------------------------------------------
5                                        19        9,716,548.51       0.58     5.53     2.665     2.288     5    707    74.47
--------------------------------------------------------------------------------------------------------------------------------
6                                         6        1,415,412.17       0.08    5.839     2.974     2.597     6    657    85.57
--------------------------------------------------------------------------------------------------------------------------------
7                                         8        2,710,119.50       0.16    5.799     2.934     2.557     7    685    77.55
--------------------------------------------------------------------------------------------------------------------------------
8                                         1          190,852.28       0.01    5.915      3.05     2.673     8    692       80
--------------------------------------------------------------------------------------------------------------------------------
18                                        1        1,996,589.19       0.12    5.215      2.35     1.973    18    756    56.34
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 0
max: 18
wa: 1


----------------------------------------------------------------------------------
Age                      %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
0                          11.41   0.24    6.71     0    1.79   27.83     52.03
----------------------------------------------------------------------------------
1                          19.52   0.37   11.08  0.07    1.25    26.2      41.5
----------------------------------------------------------------------------------
2                          47.92   0.42    9.86   0.2       0   16.36     25.25
----------------------------------------------------------------------------------
3                          35.07      0    17.1     0       0   30.02     17.81
----------------------------------------------------------------------------------
4                          45.46      0   14.33     0       0   34.86      5.36
----------------------------------------------------------------------------------
5                          32.49   29.4       0     0       0   25.82     12.25
----------------------------------------------------------------------------------
6                          37.13      0       0     0       0   62.87         0
----------------------------------------------------------------------------------
7                          30.14      0       0     0       0    50.7     19.16
----------------------------------------------------------------------------------
8                              0      0       0     0       0     100         0
----------------------------------------------------------------------------------
18                             0    100       0     0       0       0         0
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------
min: 0
max: 18
wa: 1



               Top



10. First Payment Date

--------------------------------------------------------------------------------------------------------------------------------
First Payment Date                  Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
3/1/2004                                  1        1,996,589.19       0.12    5.215      2.35     1.973    18    756    56.34
--------------------------------------------------------------------------------------------------------------------------------
1/1/2005                                  1          190,852.28       0.01    5.915      3.05     2.673     8    692       80
--------------------------------------------------------------------------------------------------------------------------------
2/1/2005                                  8        2,710,119.50       0.16    5.799     2.934     2.557     7    685    77.55
--------------------------------------------------------------------------------------------------------------------------------
3/1/2005                                  6        1,415,412.17       0.08    5.839     2.974     2.597     6    657    85.57
--------------------------------------------------------------------------------------------------------------------------------
4/1/2005                                 19        9,716,548.51       0.58     5.53     2.665     2.288     5    707    74.47
--------------------------------------------------------------------------------------------------------------------------------
5/1/2005                                 23        8,272,391.68       0.49    5.637     2.772     2.395     4    688     79.4
--------------------------------------------------------------------------------------------------------------------------------
6/1/2005                                 62       24,931,274.91       1.48    5.689     2.824     2.447     3    715    75.29
--------------------------------------------------------------------------------------------------------------------------------
7/1/2005                                299      109,925,025.86       6.54    5.785      2.92     2.543     2    712    74.86
--------------------------------------------------------------------------------------------------------------------------------
8/1/2005                              2,734      902,381,784.97       53.7    5.799     2.934     2.557     1    710    72.81
--------------------------------------------------------------------------------------------------------------------------------
9/1/2005                              2,015      618,120,260.13      36.78     5.82     2.955     2.578     0    705    72.59
--------------------------------------------------------------------------------------------------------------------------------
10/1/2005                                 2          779,000.00       0.05    1.802      3.05     2.673     0    738    39.93
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------
First Payment Date       %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
3/1/2004                       0    100       0     0       0       0         0
----------------------------------------------------------------------------------
1/1/2005                       0      0       0     0       0     100         0
----------------------------------------------------------------------------------
2/1/2005                   30.14      0       0     0       0    50.7     19.16
----------------------------------------------------------------------------------
3/1/2005                   37.13      0       0     0       0   62.87         0
----------------------------------------------------------------------------------
4/1/2005                   32.49  29.44       0     0       0   25.82     12.25
----------------------------------------------------------------------------------
5/1/2005                   45.46      0   14.33     0       0   34.86      5.36
----------------------------------------------------------------------------------
6/1/2005                   35.07      0    17.1     0       0   30.02     17.81
----------------------------------------------------------------------------------
7/1/2005                   47.92   0.42    9.86   0.2       0   16.36     25.25
----------------------------------------------------------------------------------
8/1/2005                   19.52   0.37   11.08  0.07    1.25    26.2      41.5
----------------------------------------------------------------------------------
9/1/2005                   11.32   0.24    6.72     0    1.79   27.87     52.07
----------------------------------------------------------------------------------
10/1/2005                  80.23      0       0     0       0       0     19.77
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------

               Top



11. States

--------------------------------------------------------------------------------------------------------------------------------
States                              Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
AK                                        5        1,281,936.73       0.08    5.834     2.969     2.592     1    725     77.8
--------------------------------------------------------------------------------------------------------------------------------
AL                                        6        1,833,062.74       0.11    5.787     2.922     2.545     1    709    75.64
--------------------------------------------------------------------------------------------------------------------------------
AR                                        3          500,600.00       0.03    5.682     2.817      2.44     0    753    70.33
--------------------------------------------------------------------------------------------------------------------------------
AZ                                      150       39,055,650.57       2.32    5.795      2.93     2.553     1    713    74.97
--------------------------------------------------------------------------------------------------------------------------------
CA                                    2,354      919,762,773.23      54.73    5.774     2.912     2.535     1    710    72.26
--------------------------------------------------------------------------------------------------------------------------------
CO                                       75       19,938,062.39       1.19    5.711     2.846     2.469     1    715    74.57
--------------------------------------------------------------------------------------------------------------------------------
CT                                       58       17,007,480.42       1.01    5.887     3.022     2.645     1    700    74.71
--------------------------------------------------------------------------------------------------------------------------------
DC                                        9        3,343,806.47        0.2    5.724     2.859     2.482     1    699    69.85
--------------------------------------------------------------------------------------------------------------------------------
DE                                       16        3,153,687.97       0.19    5.826     2.961     2.584     1    745    73.72
--------------------------------------------------------------------------------------------------------------------------------
FL                                      611      146,034,218.16       8.69     5.85     2.985     2.608     1    704    72.94
--------------------------------------------------------------------------------------------------------------------------------
GA                                       35        7,842,670.69       0.47    5.782     2.917      2.54     1    703     79.9
--------------------------------------------------------------------------------------------------------------------------------
HI                                       33       12,618,733.80       0.75    5.788     2.923     2.546     1    725    68.85
--------------------------------------------------------------------------------------------------------------------------------
IA                                        1          462,894.26       0.03    5.515      2.65     2.273     1    682       80
--------------------------------------------------------------------------------------------------------------------------------
ID                                        4        1,041,880.91       0.06     5.93     3.065     2.688     1    712    75.99
--------------------------------------------------------------------------------------------------------------------------------
IL                                      126       31,249,438.96       1.86    5.909     3.069     2.692     1    692    76.21
--------------------------------------------------------------------------------------------------------------------------------
IN                                        5          523,880.00       0.03    5.976     3.111     2.734     1    680    73.59
--------------------------------------------------------------------------------------------------------------------------------
KS                                       11        1,823,214.12       0.11    5.818     2.953     2.576     1    735    77.07
--------------------------------------------------------------------------------------------------------------------------------
KY                                        1          164,000.00       0.01    6.015      3.15     2.773     0    739       80
--------------------------------------------------------------------------------------------------------------------------------
LA                                        7        1,257,000.00       0.07    6.068     3.203     2.826     0    687    79.58
--------------------------------------------------------------------------------------------------------------------------------
MA                                       86       27,715,681.12       1.65    5.799     2.934     2.557     1    706    72.84
--------------------------------------------------------------------------------------------------------------------------------
MD                                      129       38,315,162.34       2.28    5.786     2.921     2.544     1    700    74.54
--------------------------------------------------------------------------------------------------------------------------------
ME                                        8        2,516,683.42       0.15    5.822     2.957      2.58     1    685    65.78
--------------------------------------------------------------------------------------------------------------------------------
MI                                       74       15,087,537.03        0.9    5.899     3.034     2.657     1    696    78.11
--------------------------------------------------------------------------------------------------------------------------------
MN                                       48       12,257,764.54       0.73    5.769     2.904     2.527     1    709    77.41
--------------------------------------------------------------------------------------------------------------------------------
MO                                       25        4,556,855.14       0.27    5.842     2.977       2.6     0    711    77.72
--------------------------------------------------------------------------------------------------------------------------------
MS                                        1           71,550.00          0    6.265       3.4     3.023     2    713       90
--------------------------------------------------------------------------------------------------------------------------------
MT                                        4          789,768.58       0.05    5.846     2.981     2.604     2    718    75.48
--------------------------------------------------------------------------------------------------------------------------------
NC                                       15        4,532,058.10       0.27    5.589     2.724     2.347     1    711    71.89
--------------------------------------------------------------------------------------------------------------------------------
NE                                        6          762,337.75       0.05    5.842     2.977       2.6     0    750    77.41
--------------------------------------------------------------------------------------------------------------------------------
NH                                        4          731,500.00       0.04    5.891     3.026     2.649     0    741     69.3
--------------------------------------------------------------------------------------------------------------------------------
NJ                                      330       98,955,805.33       5.89     5.85     2.985     2.608     1    701    72.56
--------------------------------------------------------------------------------------------------------------------------------
NM                                       15        2,998,363.25       0.18    5.672     2.807      2.43     1    733    78.12
--------------------------------------------------------------------------------------------------------------------------------
NV                                      123       36,645,791.85       2.18    5.842     2.977       2.6     1    714    75.45
--------------------------------------------------------------------------------------------------------------------------------
NY                                      218       78,480,473.82       4.67    5.778     2.913     2.536     1    706    69.57
--------------------------------------------------------------------------------------------------------------------------------
OH                                       24        3,701,757.62       0.22    5.827     2.962     2.585     1    716    76.52
--------------------------------------------------------------------------------------------------------------------------------
OK                                        1          108,922.12       0.01    6.315      3.45     3.073     6    685       80
--------------------------------------------------------------------------------------------------------------------------------
OR                                       23        4,823,349.46       0.29    5.867     3.002     2.625     1    726    79.34
--------------------------------------------------------------------------------------------------------------------------------
PA                                       37        7,693,968.20       0.46    5.912     3.047      2.67     1    707    78.28
--------------------------------------------------------------------------------------------------------------------------------
RI                                       29        7,678,362.84       0.46    5.896     3.031     2.654     1    709    72.08
--------------------------------------------------------------------------------------------------------------------------------
SC                                       12        3,074,338.51       0.18    5.737     2.872     2.495     1    724    77.91
--------------------------------------------------------------------------------------------------------------------------------
SD                                        1          240,000.00       0.01    5.715      2.85     2.473     0    676       80
--------------------------------------------------------------------------------------------------------------------------------
TN                                       10        2,487,186.74       0.15    5.655      2.79     2.413     1    725    71.92
--------------------------------------------------------------------------------------------------------------------------------
TX                                       63       11,473,807.38       0.68    5.815      2.95     2.573     1    704    75.95
--------------------------------------------------------------------------------------------------------------------------------
UT                                       24        4,693,382.08       0.28    5.866     3.001     2.624     1    694    77.46
--------------------------------------------------------------------------------------------------------------------------------
VA                                      254       79,095,713.95       4.71    5.872     3.007      2.63     1    704    74.28
--------------------------------------------------------------------------------------------------------------------------------
VT                                        2          589,500.00       0.04    5.865         3     2.623     1    671     75.8
--------------------------------------------------------------------------------------------------------------------------------
WA                                       82       19,344,742.86       1.15    5.796     2.931     2.554     1    715    76.21
--------------------------------------------------------------------------------------------------------------------------------
WI                                       12        2,121,903.75       0.13    5.751     2.886     2.509     0    727    76.58
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
States                   %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
AK                         38.22      0       0     0       0   15.13     46.65
----------------------------------------------------------------------------------
AL                          35.3      0       0     0    7.42   24.55     32.73
----------------------------------------------------------------------------------
AR                             0      0       0     0       0       0       100
----------------------------------------------------------------------------------
AZ                          9.51   1.33    8.93     0    0.63    45.9      33.7
----------------------------------------------------------------------------------
CA                         22.61   0.99   13.46     0    1.27   22.55     39.13
----------------------------------------------------------------------------------
CO                         20.36      0    1.47     0    3.08   49.44     25.64
----------------------------------------------------------------------------------
CT                         13.22      0    2.51     0       0   36.67      47.6
----------------------------------------------------------------------------------
DC                          8.37      0       0     0       0   42.83      48.8
----------------------------------------------------------------------------------
DE                             0      0       0     0       0   42.19     57.81
----------------------------------------------------------------------------------
FL                          6.91   0.11    3.35     0    1.42   32.58     55.63
----------------------------------------------------------------------------------
GA                         23.55      0    4.18     0    5.38   33.34     33.55
----------------------------------------------------------------------------------
HI                          6.53      0    8.37     0    3.29   37.02     44.78
----------------------------------------------------------------------------------
IA                             0      0       0     0       0     100         0
----------------------------------------------------------------------------------
ID                             0      0       0     0       0   61.58     38.42
----------------------------------------------------------------------------------
IL                         19.15      0    2.86  2.08       0   22.89     53.03
----------------------------------------------------------------------------------
IN                             0      0       0     0       0       0       100
----------------------------------------------------------------------------------
KS                         10.85      0    7.02     0       0   17.88     64.25
----------------------------------------------------------------------------------
KY                             0      0       0     0       0       0       100
----------------------------------------------------------------------------------
LA                          8.27      0       0     0       0       0     91.73
----------------------------------------------------------------------------------
MA                         17.71      0    5.32     0    1.59      26     49.38
----------------------------------------------------------------------------------
MD                         19.27      0    3.58     0     2.8   23.45     50.89
----------------------------------------------------------------------------------
ME                         25.33      0       0     0   13.07   45.38     16.22
----------------------------------------------------------------------------------
MI                         10.38      0    6.59     0    0.97   17.33     64.73
----------------------------------------------------------------------------------
MN                         21.08      0    1.11     0       0   27.39     50.42
----------------------------------------------------------------------------------
MO                         14.15      0       0     0       0    33.6     52.26
----------------------------------------------------------------------------------
MS                           100      0       0     0       0       0         0
----------------------------------------------------------------------------------
MT                             0      0       0     0       0    70.1      29.9
----------------------------------------------------------------------------------
NC                         68.93      0   12.78     0   18.29       0         0
----------------------------------------------------------------------------------
NE                             0      0       0     0       0   26.97     73.03
----------------------------------------------------------------------------------
NH                             0      0       0     0       0       0       100
----------------------------------------------------------------------------------
NJ                          16.6      0    1.53     0    1.06   32.38     48.43
----------------------------------------------------------------------------------
NM                         36.51      0    21.7     0       0   34.47      7.32
----------------------------------------------------------------------------------
NV                            12      0    17.9     0       0   41.72     28.39
----------------------------------------------------------------------------------
NY                         21.05      0    5.12     0     1.4    24.4     48.03
----------------------------------------------------------------------------------
OH                         13.17      0       0     0       0    18.4     68.43
----------------------------------------------------------------------------------
OK                             0      0       0     0       0     100         0
----------------------------------------------------------------------------------
OR                         19.86      0       0     0       0    30.6     49.53
----------------------------------------------------------------------------------
PA                          8.13      0    1.91     0       0    25.8     64.15
----------------------------------------------------------------------------------
RI                         16.69      0    7.81     0       0   17.83     57.67
----------------------------------------------------------------------------------
SC                         60.49      0    2.07     0       0   18.28     19.16
----------------------------------------------------------------------------------
SD                             0      0       0     0       0       0       100
----------------------------------------------------------------------------------
TN                         20.06      0       0     0    8.04   47.71     24.19
----------------------------------------------------------------------------------
TX                         12.72      0       0     0       0   23.25     64.02
----------------------------------------------------------------------------------
UT                          5.62      0       0     0    2.51   32.99     58.88
----------------------------------------------------------------------------------
VA                          9.64   0.33    4.81  0.27    1.77   27.37     55.81
----------------------------------------------------------------------------------
VT                           100      0       0     0       0       0         0
----------------------------------------------------------------------------------
WA                         13.22      0    3.24     0       0   37.63     45.91
----------------------------------------------------------------------------------
WI                         23.93      0       0     0    4.59    7.35     64.13
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------


               Top



12. City

--------------------------------------------------------------------------------------------------------------------------------
City                                Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                             112       45,937,845.76       2.73    5.754     2.889     2.512     1    707    70.36
--------------------------------------------------------------------------------------------------------------------------------
SAN JOSE                                 68       31,363,936.43       1.87    5.739     2.874     2.497     1    716    72.86
--------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                                75       28,436,945.56       1.69    5.815      2.95     2.573     1    718    72.22
--------------------------------------------------------------------------------------------------------------------------------
LAS VEGAS                                74       20,898,108.99       1.24    5.862     2.997      2.62     1    708    77.65
--------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                               74       20,830,082.46       1.24    5.883     3.018     2.641     1    705    74.08
--------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                            33       18,276,329.74       1.09     5.73     2.865     2.488     1    740    69.84
--------------------------------------------------------------------------------------------------------------------------------
MIAMI                                    51       12,687,919.64       0.76    5.901     3.036     2.659     1    704    71.67
--------------------------------------------------------------------------------------------------------------------------------
CORONA                                   31       12,130,463.64       0.72    5.685      2.82     2.443     1    712    74.74
--------------------------------------------------------------------------------------------------------------------------------
BROOKLYN                                 28       11,464,841.30       0.68    5.829     2.964     2.587     0    693    68.94
--------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                                38       11,277,724.18       0.67    5.837     2.972     2.595     1    700     71.5
--------------------------------------------------------------------------------------------------------------------------------
STOCKTON                                 37       11,137,686.96       0.66    5.835      2.97     2.593     1    702    75.39
--------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE                               34       10,396,160.54       0.62    5.961     3.096     2.719     1    700    74.95
--------------------------------------------------------------------------------------------------------------------------------
Other                                 4,515    1,445,601,214.00      86.03    5.798     2.936     2.559     1    708    72.98
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
City                      %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
LOS ANGELES                 19.42      0   16.83     0       0   23.25      40.5
----------------------------------------------------------------------------------
SAN JOSE                     10.6   3.88   23.79     0    3.58    23.7     34.45
----------------------------------------------------------------------------------
SAN DIEGO                   21.16      0    9.46     0     2.6    30.9     35.89
----------------------------------------------------------------------------------
LAS VEGAS                   12.02      0    9.52     0       0   45.75     32.71
----------------------------------------------------------------------------------
SACRAMENTO                  28.61      0    6.49     0    3.01    16.3     45.59
----------------------------------------------------------------------------------
SAN FRANCISCO               45.41      0   22.01     0    4.62    8.09     19.86
----------------------------------------------------------------------------------
MIAMI                        1.86      0       0     0       0   34.07     64.07
----------------------------------------------------------------------------------
CORONA                       11.8   4.47   11.45     0       0   28.58     43.69
----------------------------------------------------------------------------------
BROOKLYN                    14.01      0   11.77     0    4.38   24.33     45.51
----------------------------------------------------------------------------------
RIVERSIDE                   13.19      0    2.37     0    1.86   18.99     63.58
----------------------------------------------------------------------------------
STOCKTON                    27.26      0   11.37     0       0    9.84     51.53
----------------------------------------------------------------------------------
WOODBRIDGE                      0      0       0     0       0   15.85     84.15
----------------------------------------------------------------------------------
Other                       18.93   0.58    8.87  0.06    1.27   26.65     43.64
----------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------


               Top



13. Original LTV

--------------------------------------------------------------------------------------------------------------------------------
Original LTV                        Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                          295       69,031,137.99       4.11    5.704     2.875     2.498     1    728    41.06
--------------------------------------------------------------------------------------------------------------------------------
50.001 - 60.000                         400      122,728,621.14        7.3    5.679      2.82     2.443     1    718    56.29
--------------------------------------------------------------------------------------------------------------------------------
60.001 - 70.000                         880      312,819,775.78      18.62    5.752     2.887      2.51     1    711     66.5
--------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                       1,008      352,605,500.46      20.98    5.899     3.034     2.657     1    697    73.95
--------------------------------------------------------------------------------------------------------------------------------
75.001 - 80.000                       2,412      779,687,342.86       46.4      5.8     2.935     2.558     1    709    79.51
--------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                          34        9,005,010.04       0.54    5.811     2.946     2.569     1    706    84.28
--------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                          63       16,623,292.31       0.99    5.803     2.938     2.561     2    694    89.21
--------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                          77       17,789,748.22       1.06    5.805      2.94     2.563     1    702    94.47
--------------------------------------------------------------------------------------------------------------------------------
95.001 - 100.000                          1          148,830.40       0.01     5.74     2.875     2.498     2    724       95
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 14.400
max: 95.000
wa: 72.926


----------------------------------------------------------------------------------
Original LTV             %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
0.001 - 50.000             15.98      0    5.41     0    1.16   28.46     48.99
----------------------------------------------------------------------------------
50.001 - 60.000            13.64   1.63    7.94  0.17    1.87   30.54     44.21
----------------------------------------------------------------------------------
60.001 - 70.000            18.18   0.62    8.83  0.21    1.79   29.66     40.72
----------------------------------------------------------------------------------
70.001 - 75.000            19.31   0.67    8.73     0    0.75   21.28     49.26
----------------------------------------------------------------------------------
75.001 - 80.000            19.26   0.49   10.86     0    1.42    26.5     41.48
----------------------------------------------------------------------------------
80.001 - 85.000            14.23      0       0     0       0   21.64     64.13
----------------------------------------------------------------------------------
85.001 - 90.000            47.01      0    1.69     0       0    22.3        29
----------------------------------------------------------------------------------
90.001 - 95.000            25.21      0    5.62     0       0   27.12     42.05
----------------------------------------------------------------------------------
95.001 - 100.000               0      0       0     0       0       0       100
----------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------
min: 14.400
max: 95.000
wa: 72.926



               Top



14. FICO

--------------------------------------------------------------------------------------------------------------------------------
FICO                                Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
0 - 0                                     1          209,499.56       0.01     6.34     3.475     3.098     1      0    70.00
--------------------------------------------------------------------------------------------------------------------------------
620 - 659                               735      229,046,891.12      13.63    5.905      3.04     2.663     1    642    73.99
--------------------------------------------------------------------------------------------------------------------------------
660 - 699                             1,741      566,390,615.27       33.7    5.825      2.96     2.583     1    679    73.58
--------------------------------------------------------------------------------------------------------------------------------
700 - 749                             1,552      515,282,739.81      30.66    5.774     2.914     2.537     1    723    73.12
--------------------------------------------------------------------------------------------------------------------------------
750 - 799                             1,031      341,697,287.03      20.33    5.732     2.867      2.49     1    771    71.19
--------------------------------------------------------------------------------------------------------------------------------
800 - 819                               110       27,812,226.41       1.66    5.702     2.864     2.487     1    806    68.61
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
nzmin: 620
max: 817
nzwa: 708


----------------------------------------------------------------------------------
FICO                      %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
----------------------------------------------------------------------------------
0 - 0                           0      0       0     0       0     100         0
----------------------------------------------------------------------------------
620 - 659                   15.71   0.11    6.75     0    0.84   24.79     51.81
----------------------------------------------------------------------------------
660 - 699                   16.53    0.1    8.32  0.11    1.53   25.27     48.13
----------------------------------------------------------------------------------
700 - 749                   18.85   1.12   10.08  0.04    1.26   27.91     40.72
----------------------------------------------------------------------------------
750 - 799                   24.39   1.02   11.86     0    1.56   26.76     34.41
----------------------------------------------------------------------------------
800 - 819                   22.74      0    9.88     0       0   23.81     43.58
----------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
----------------------------------------------------------------------------------
nzmin: 620
max: 817
nzwa: 708

               Top



15. PMI

--------------------------------------------------------------------------------------------------------------------------------
PMI                                 Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                              4,995    1,636,872,378.23      97.41    5.799     2.936     2.559     1    708    72.46
--------------------------------------------------------------------------------------------------------------------------------
Insured and OLTV > 80%                  167       40,316,882.45        2.4    5.801     2.936     2.559     1    697     90.3
--------------------------------------------------------------------------------------------------------------------------------
Uninsured and OLTV > 80%                  8        3,249,998.52       0.19    5.863     2.998     2.621     2    735     91.1
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
PMI                             %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------------
OLTV<=80                           18.5   0.62    9.56  0.05    1.37   26.36     43.53
---------------------------------------------------------------------------------------
Insured and OLTV > 80%            30.14      0    1.94     0       0   25.48     42.44
---------------------------------------------------------------------------------------
Uninsured and OLTV > 80%          43.97      0   15.35     0       0    6.41     34.27
---------------------------------------------------------------------------------------
Total:                            18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------------

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


16. Property Type

--------------------------------------------------------------------------------------------------------------------------------
Property Type                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
Condominium                             562      163,888,159.84       9.75    5.784     2.919     2.542     1    717     74.6
--------------------------------------------------------------------------------------------------------------------------------
Multi Family                            224       71,950,714.10       4.28    5.912     3.058     2.681     1    708    71.01
--------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                953      314,545,604.98      18.72     5.76     2.903     2.526     1    710    74.04
--------------------------------------------------------------------------------------------------------------------------------
Single Family                         3,371    1,115,642,084.50      66.39    5.804     2.939     2.562     1    706    72.50
--------------------------------------------------------------------------------------------------------------------------------
Townhouse                                60       14,412,695.78       0.86    5.871     3.006     2.629     1    706    72.38
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Property Type                  %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------------
Condominium                      21.82   0.45   15.93     0    1.63   28.51     31.66
---------------------------------------------------------------------------------------
Multi Family                     19.22      0    5.81     0    0.89   19.59     54.48
---------------------------------------------------------------------------------------
Planned Unit Development         18.07   0.64    8.04     0     1.4   34.07     37.79
---------------------------------------------------------------------------------------
Single Family                    18.72   0.66    9.11  0.08    1.32   24.24     45.88
---------------------------------------------------------------------------------------
Townhouse                         8.05      0    4.56     0       0   25.13     62.26
---------------------------------------------------------------------------------------
Total:                           18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------------

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


17. Occupancy Code

--------------------------------------------------------------------------------------------------------------------------------
Occupancy Code                      Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
Investment                              275       69,172,468.19       4.12    6.009     3.179     2.802     1    737       71
--------------------------------------------------------------------------------------------------------------------------------
Primary                               4,779    1,577,853,066.89       93.9    5.793     2.928     2.551     1    706    73.03
--------------------------------------------------------------------------------------------------------------------------------
Secondary                               116       33,413,724.12       1.99    5.668     2.803     2.426     1    731    72.17
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
Occupancy Code           %NoPP    %1S     %1H    %2S    %2H    %3S        %3H
---------------------------------------------------------------------------------
Investment                  35.8   1.06    16.1     0    0.44    22.5     24.09
---------------------------------------------------------------------------------
Primary                    17.96   0.58    9.09  0.05    1.38    26.3     44.63
---------------------------------------------------------------------------------
Secondary                  24.82    0.5    9.68     0    1.13   34.22     29.64
---------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------

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


18. Purpose

--------------------------------------------------------------------------------------------------------------------------------
Purpose                             Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
CashOut                               3,099      995,017,704.63      59.21    5.837     2.972     2.595     1    705    70.47
--------------------------------------------------------------------------------------------------------------------------------
Purchase                              1,282      449,768,487.48      26.76     5.74     2.875     2.498     1    719    77.96
--------------------------------------------------------------------------------------------------------------------------------
RateTerm                                789      235,653,067.09      14.02    5.754     2.899     2.522     1    703    73.69
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------
Purpose                   %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------
CashOut                      15.2   0.42    8.26  0.09    1.35   26.46     48.22
---------------------------------------------------------------------------------
Purchase                    25.21   0.86    13.8     0    1.31   26.12     32.74
---------------------------------------------------------------------------------
RateTerm                       22   0.89    5.81     0    1.29   25.99     44.01
---------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------

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


19. Documentation Type

--------------------------------------------------------------------------------------------------------------------------------
Documentation Type                  Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
F - Full Doc                            942      264,139,277.00      15.72     5.68     2.815     2.438     1    711    76.89
--------------------------------------------------------------------------------------------------------------------------------
I - No Income No Asset                1,065      313,822,967.73      18.68    5.908     3.043     2.666     1    712    66.93
--------------------------------------------------------------------------------------------------------------------------------
R - Stated Income                     3,028    1,066,643,318.97      63.47    5.806     2.944     2.567     1    705    73.85
--------------------------------------------------------------------------------------------------------------------------------
X - Fast Forward                        135       35,833,695.50       2.13    5.529     2.664     2.287     1    756    68.76
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Documentation Type           %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
------------------------------------------------------------------------------------
F - Full Doc                   24.21   0.31    6.74     0    0.84   31.62     36.28
------------------------------------------------------------------------------------
I - No Income No Asset         10.22   0.12    5.75  0.21    1.16   22.94     59.61
------------------------------------------------------------------------------------
R - Stated Income              19.78   0.83   11.08     0    1.46   25.74      41.1
------------------------------------------------------------------------------------
X - Fast Forward               26.31      0   10.54   0.6    2.77   33.36     26.42
------------------------------------------------------------------------------------
Total:                         18.83    0.6    9.39  0.05    1.33    26.3     43.49
------------------------------------------------------------------------------------

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


20. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
Lien Position                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
1                                     5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Lien Position            %NoPP    %1S     %1H    %2S    %2H    %3S     %3H
-------------------------------------------------------------------------------
1                          18.83    0.6    9.39  0.05    1.33   26.3    43.49
-------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33   26.3    43.49
-------------------------------------------------------------------------------


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


21. Gross Margins

--------------------------------------------------------------------------------------------------------------------------------
Gross Margins                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            14        6,069,936.77       0.36    4.793     1.928     1.551     1    733    77.88
--------------------------------------------------------------------------------------------------------------------------------
2.001 - 2.500                           331      145,696,987.03       8.67    5.221     2.356     1.979     1    723    71.44
--------------------------------------------------------------------------------------------------------------------------------
2.501 - 3.000                         2,249      802,668,354.04      47.77    5.681     2.816     2.439     1    713    72.32
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                         2,517      709,853,745.95      42.24    6.043     3.183     2.806     1    700    73.83
--------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                            55       14,825,535.41       0.88    6.508     3.643     3.266     1    700    74.52
--------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             4        1,324,700.00       0.08    6.897     4.032     3.655     1    719    79.32
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 1.550
max: 4.050
wa: 2.936



---------------------------------------------------------------------------------
Gross Margins             %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------
1.501 - 2.000               28.49      0       0     0       0   40.71      30.8
---------------------------------------------------------------------------------
2.001 - 2.500               47.19   3.92   17.37     0    4.67   15.67     11.17
---------------------------------------------------------------------------------
2.501 - 3.000               24.46   0.36   13.48  0.11    1.66   35.75     24.18
---------------------------------------------------------------------------------
3.001 - 3.500                6.37   0.21    3.17     0    0.32   18.12      71.8
---------------------------------------------------------------------------------
3.501 - 4.000               22.89      0   12.09     0       0    7.51     57.51
---------------------------------------------------------------------------------
4.001 - 4.500               73.62      0       0     0       0       0     26.38
---------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------
min: 1.550
max: 4.050
wa: 2.936

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


22. Life Time Cap

--------------------------------------------------------------------------------------------------------------------------------
Life Time Cap                       Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
8.95                                     11        3,933,645.38       0.23    5.747     2.882     2.505     2    683    79.37
--------------------------------------------------------------------------------------------------------------------------------
9.75                                      1          447,000.00       0.03    5.465       2.6     2.223     1    621    79.82
--------------------------------------------------------------------------------------------------------------------------------
9.95                                  5,146    1,671,588,981.24      99.47    5.799     2.936     2.559     1    708    72.91
--------------------------------------------------------------------------------------------------------------------------------
10                                        1          108,000.00       0.01    5.815      2.95     2.573     0    802    50.23
--------------------------------------------------------------------------------------------------------------------------------
10.325                                    1          708,750.00       0.04    5.665       2.8     2.423     1    745       75
--------------------------------------------------------------------------------------------------------------------------------
10.7                                      1          622,500.00       0.04    6.215      3.35     2.973     1    795       75
--------------------------------------------------------------------------------------------------------------------------------
10.95                                     5        1,796,475.20       0.11    5.633     2.768     2.391     2    665    77.62
--------------------------------------------------------------------------------------------------------------------------------
11.95                                     4        1,233,907.38       0.07    6.142     3.277       2.9     2    754    65.43
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
min: 8.950
max: 11.950
wa: 9.951



---------------------------------------------------------------------------------
Life Time Cap            %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------
8.95                       42.32      0       0     0       0   52.73      4.95
---------------------------------------------------------------------------------
9.75                           0      0     100     0       0       0         0
---------------------------------------------------------------------------------
9.95                       18.68    0.6    9.37  0.05    1.34    26.3     43.66
---------------------------------------------------------------------------------
10                             0      0       0     0       0     100         0
---------------------------------------------------------------------------------
10.325                       100      0       0     0       0       0         0
---------------------------------------------------------------------------------
10.7                         100      0       0     0       0       0         0
---------------------------------------------------------------------------------
10.95                      48.64      0   37.29     0       0   14.07         0
---------------------------------------------------------------------------------
11.95                         34      0       0     0       0       0        66
---------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------
min: 8.950
max: 11.950
wa: 9.951

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


23. Months to Roll

--------------------------------------------------------------------------------------------------------------------------------
Months to Roll                      Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
1                                     5,161    1,678,103,528.77      99.86    5.801     2.936     2.559     1    708    72.95
--------------------------------------------------------------------------------------------------------------------------------
2                                         9        2,335,730.43       0.14     4.52     3.027      2.65     1    689    55.67
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1



---------------------------------------------------------------------------------
Months to Roll            %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------
1                           18.81    0.6     9.4  0.05    1.33   26.33     43.47
---------------------------------------------------------------------------------
2                            38.5      0       0     0       0     4.3     57.19
---------------------------------------------------------------------------------
Total:                      18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------
nzmin: 1
max: 2
nzwa: 1

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


24. NegAm Limit

--------------------------------------------------------------------------------------------------------------------------------
NegAm Limit                         Count         Balance        Percent     GWAC    Margin   Net Margin  Age   FICO    LTV
--------------------------------------------------------------------------------------------------------------------------------
110%                                  4,860    1,563,305,416.41      93.03    5.801     2.938     2.561     1    706    72.81
--------------------------------------------------------------------------------------------------------------------------------
115%                                    310      117,133,842.79       6.97    5.769     2.904     2.527     1    734     74.4
--------------------------------------------------------------------------------------------------------------------------------
Total:                                5,170    1,680,439,259.20        100    5.799     2.936     2.559     1    708    72.93
--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------
NegAm Limit              %NoPP    %1S     %1H    %2S    %2H    %3S       %3H
---------------------------------------------------------------------------------
110%                       18.83   0.52    9.14  0.06    1.43   25.65     44.37
---------------------------------------------------------------------------------
115%                       18.88   1.68   12.71     0       0   35.01     31.71
---------------------------------------------------------------------------------
Total:                     18.83    0.6    9.39  0.05    1.33    26.3     43.49
---------------------------------------------------------------------------------


               Top


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.


Group                                        Group 1 -            Group 2 -            Total:
                                             Conforming           Jumbo
       Aggregate Principal Balance            $787,639,020.01       892,800,239.19      $1,680,439,259.20
           Average Loan Balance                   $232,204.90           502,137.37            $325,036.61
             Number of Loans                            3,392                1,778                  5,170
     Weighted Average Months to Roll                        1                    1                      1
    Weighted Average Term to Maturity                     359                  359                    359
                Gross WAC                               5.896                5.714                  5.799
Weighted Average Expense Rate before Reset              0.377                0.377                  0.377
                 Net WAC                                5.519                5.337                  5.422
              Minimum Coupon                                1                    2                      1
              Maximum Coupon                            6.915                 6.89                  6.915
               Maximum Rate                              9.95                9.951                  9.951
               Gross Margin                             3.032                2.852                  2.936
                Net Margin                              2.655                2.475                  2.559
      One-Month MTA Indexed Percent                       100                  100                    100
        Prepayment Penalty Percent                          7                   12                     10
                   FICO                                   708                  709                    708
        Cash Out Refinance Percent                         85                   87                     86
            California Percent                             37                   70                     55
        Primary Residence Percent                          92                   96                     94
      Single Family and PUD Percent                        80                   89                     85
     Single Largest Zip Code Percent                    0.465                0.549                  0.479
     Largest Individual Loan Balance              $526,500.00         2,204,733.44          $2,204,733.44
       Current Loan-to-Value Ratio                         72                   73                     73
             MaxMaturity Date                        9/1/2035             9/1/2035               9/1/2035